This document is dated May 2, 2006. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Statistical Report
First Quarter
2006

Table of Contents

Notes

Financial Highlights	1 - 6

Ten-Year Summary	7
Quarterly Summary	8

Consolidated Statements of Income	9 - 10

Consolidating Statements of Income from Operations	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14
Consolidating Balance Sheets	15 - 16

Lincoln Retirement
Income Statement & Operational Data	17 - 18
Account Value Roll Forward	19 - 20
Annuity Account Values	21 - 22

Life Insurance
Income Statements	23 - 24
Operational Data	25
Account Value Roll Forward	26 - 27

Investment Management
Income Statements	28 - 29
Assets Under Management Roll Forward	30 - 31

Lincoln UK
Income Statements	32 - 33
Operational Data	34

Other Operations	35

Restructuring Charges	36

Consolidated
Domestic Retail Deposits / Account Balances	37
Total Domestic Net Flows	37
Assets Managed	38
Investment Data	39
Common Stock / Debt Information	40

Jefferson-Pilot Data
Financial Highlights	41
Performance Measures	42
Consolidated Condensed Statements of Income	43
Quarterly Consolidated Statements of Income	44
Consolidated Balance Sheets	45
Quarterly Consolidated Balance Sheets	46

3/31/2006	ii
NOTES

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
Realized gains and losses on investments and derivatives,
Restructuring charges,
Gains and losses related to reinsurance embedded derivatives/trading account securities,
The cumulative effect of accounting changes,
Reserve changes on business sold through reinsurance net of related deferred gain amortization,
Gains and losses on the sale of subsidiaries and blocks of business,
Loss on early retirement of debt, including subordinated debt

*	Operating revenue represents revenue excluding the following, as applicable:
Realized gains or losses on investments and derivatives,
Gains and losses related to reinsurance embedded derivatives/trading account securities,
Gains and losses on the sale of subsidiaries and blocks of business,
Deferred gain amortization related to reserve changes on business sold through reinsurance,

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*
On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 30A, 31A, 37A, 38A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

*	Value of business acquired on the balance sheet was referred to as present value of in-force in our previous statistical supplements.

*	Certain reclassifications have been made to the prior periods presented to conform to the December 31, 2005 presentation.

Subsequent Events
On April 3, 2006, we completed our merger with Jefferson-Pilot Corporation (“Jefferson-Pilot”). Jefferson-Pilot’s results of operations will be included in our results of operations beginning with the second quarter of 2006. As a result of the merger, we offer fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. We also operate television and radio stations.

We paid $1.8 billion in cash and issued approximately 112 million shares of our common stock to the former holders of Jefferson-Pilot common stock in connection with the merger. The purchase price is estimated to be $7.5 billion, and the estimated fair value of Jefferson-Pilot’s net assets is assumed to be $4.3 billion.

We financed the cash portion of the merger consideration by borrowing $1.8 billion under the credit agreement that we entered into with a group of banks in December 2005 (the “Bridge Facility”). In April 2006, we issued $500 million of Floating Rate Senior Notes due April 2009, $500 million of 6.15% Senior Notes due April 2036 and $275 million of our 6.75% junior subordinated debentures due 2066. We used the net proceeds of approximately $1.3 billion to repay a portion of the borrowings under the Bridge Facility.

On April 3, 2006, we entered into an agreement to purchase a variable number of shares of our common stock from a third party broker-dealer, using an accelerated stock buyback program for an aggregate purchase price of $500 million. The number of shares to be repurchased under this arrangement will be between approximately 8 million but not more than approximately 9 million shares, based on the volume weighted average share price of our common stock over the program’s duration.

Certain financial information of Jefferson-Pilot for the three month periods ended March 31, 2006 and 2005 has been included on pages 41 through 46 of this statistical supplement.

3/31/2006				PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount	Change	% Change
Income from Operations - By Segment
Lincoln Retirement	$123.1	$98.6	$24.5	24.8%
Life Insurance	82.2	67.7	14.5	21.4%
Investment Management	20.3	7.4	12.9	174.9%
Lincoln UK	10.7	10.0	0.7	7.0%
Corporate & Other	(14.6)	(11.3)	(3.3)	-29.2%
Total Income from Operations	221.8	172.5	49.3	28.6%

Realized losses on investments and derivatives	(4.4)	(4.6)	0.2	4.2%
Net gain on reinsurance
derivative/trading account securities	3.8	2.8	1.0	33.4%
Gain on sale of subsidiaries/ businesses	-	9.3	(9.3)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-
Restructuring charges	(0.2)	(1.3)	1.1	83.7%
Net Income	$221.2	$178.9	$42.3	23.6%

Earnings per share (diluted)
Income from Operations	$1.25	$0.98	$0.27	27.7%

Realized losses on investments and derivatives	(0.03)	(0.03)	-
Net gain on reinsurance
derivative/trading account securities	0.02	0.02	-
Gain on sale of subsidiaries/ businesses	-	0.05	(0.05)	-100.0%
Restructuring charges	-	(0.01)	0.01	100.0%
Net Income	$1.24	$1.01	$0.23	22.8%

Operating Revenue- By Segment
Lincoln Retirement	$586.7	$538.5	$48.1	8.9%
Life Insurance	515.0	484.2	30.9	6.4%
Investment Management	162.6	130.4	32.3	24.8%
Lincoln UK	69.5	74.6	(5.2)	-6.9%
Corporate & Other	83.9	73.8	10.1	13.7%
Total Operating Revenue	1,417.8	1,301.5	116.2	8.9%

Realized losses on investments	(10.5)	(8.7)	(1.8)	-20.1%
Gains on derivatives	3.5	1.5	2.1	138.2%
Gain on reinsurance derivative/trading
account securities	5.9	4.4	1.5	33.9%
Gain on sale of subsidiaries/ businesses	-	14.2	(14.2)	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	-	-
Total Revenue	$1,417.0	$1,313.2	$103.8	7.9%

3/31/2006				PAGE 2
Financial Highlights
Unaudited [Billions of Dollars]

Operational Data by Segment	For the Quarter Ended March 31
	2006	2005
	Amount	Amount	Change	% Change

Lincoln Retirement
Gross Deposits	$2.888	$2.639	$0.249	9.4%
Net Flows	0.858	0.776	0.082	10.6%
Account Values (Gross)	75.902	65.048	10.854	16.7%
Account Values (Net of Reinsurance)	73.700	62.757	10.943	17.4%
Life Insurance Segment
First Year Premium- Retail (in millions)	$203.711	$179.344	$24.366	13.6%
First Year Premium- COLI (in millions)	19.649	24.804	(5.155)	-20.8%
First Year Premium- Total (in millions)	223.360	204.148	19.211	9.4%
In-force	329.388	308.976	20.411	6.6%
Account Values	15.655	14.466	1.189	8.2%
Investment Management Segment
Retail Deposits	$3.781	$3.381	$0.400	11.8%
Retail Net Flows	1.452	1.579	(0.126)	-8.0%
Institutional In-flows	4.783	1.787	2.996	167.7%
Institutional Net Flows	3.551	1.217	2.334	191.8%
Total Deposits and In-flows	8.564	5.168	3.396	65.7%
Total Net Flows	5.004	2.796	2.208	79.0%
Assets Under Management- Retail and Inst'l	86.021	58.022	28.000	48.3%
Assets Under Management - Insurance-related Assets	43.430	44.210	(0.779)	-1.8%
Assets Under Management - Total Segment	129.452	102.231	27.220	26.6%
Consolidated
Domestic Retail Deposits	$6.990	$6.249	$0.740	11.8%
Domestic Retail Account Balances	129.328	104.936	24.392	23.2%
Domestic Retail Net Flows	2.664	2.593	0.071	2.7%
Domestic Deposits	11.740	8.021	3.719	46.4%
Domestic Net Flows	6.241	3.851	2.390	62.1%
Assets Under Management	182.959	145.487	37.472	25.8%

3/31/2006				PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$128,393.9	$116,352.2	$12,041.7	10.3%

Shareholders' Equity
Beg of Period (including AOCI)	$6,384.4	$6,175.6	$208.8
End of Period (including AOCI)	6,338.2	6,042.9	295.2
End of Period (excluding AOCI)	6,053.2	5,365.8	687.4
Average Equity (excluding AOCI)	5,954.9	5,338.8	616.1

Return on Equity
Net Income/Average Equity (excluding AOCI)	14.9%	13.4%	1.5%
Inc from Operations/Average Equity (excluding AOCI)	14.9%	12.9%	2.0%

Return on Capital
Inc from Operations/Average Capital	12.9%	10.8%	2.1%

Common Stock Outstanding
Average for the Period - Diluted	177.9	176.6	1.3	0.7%
End of Period - Assuming Conv of Pref.	176.1	173.9	2.2	1.3%
End of Period - Diluted	178.5	176.5	1.9	1.1%

Book Value (including AOCI)	$35.99	$34.74	$1.25	3.6%
Book Value (excluding AOCI)	$34.37	$30.85	$3.52	11.4%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$-	34.6	(34.6)
Dividends Declared to Shareholders	67.5	63.7	3.7
Total Cash Returned to Shareholders	$67.5	$98.4	$(30.9)

Share Repurchase - number of shares	-	0.755	(0.755)
Dividend Declared on Common Stock - per share	$0.380	$0.365	$0.015	4.1%

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount
Comprehensive Income (Loss)
Net Income	$221.2	$178.9
Foreign Currency Translation	6.3	(7.8)
Net Unrealized Losses on Securities	(276.4)	(240.0)
Gains (Losses) on Derivatives	27.8	(6.3)
Minimum Pension Liability Adjustment	(0.6)	0.6
Comprehensive Loss	$(21.6)	$(74.6)

3/31/2006				PAGE 4
Financial Highlights
Unaudited [Millions of Dollars]

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount	Change	% Change

Condensed Consolidated Statements of Income
Revenue:
Insurance Premiums and Fees	$554.1	$489.4	$64.7	13.2%
Investment Advisory Fees	84.9	59.4	25.5	43.0%
Net Investment Income	678.3	659.8	18.5	2.8%
Realized Losses on Investments	(10.5)	(8.7)	(1.8)	-20.1%
Gains on Derivatives	3.5	1.5	2.1	138.2%
Gain on Reinsurance Derivative/Trading
Account Securities	5.9	4.4	1.5	34.7%
Gain on Sale of Subsidiaries/ Businesses	-	14.2	(14.2)	-100.0%
Amortization of Deferred Gain on
Indemnity Reinsurance	19.1	19.3	(0.2)	-0.9%
Other Revenue	81.6	74.0	7.6	10.2%
Total Revenue	1,417.0	1,313.2	103.8	7.9%
Benefits and Expenses:
Benefits	584.4	572.6	11.7	2.0%
Underwriting, Acquisition,
Insurance and Other Expenses	517.8	502.8	15.0	3.0%
Total Benefits and Expenses	1,102.1	1,075.4	26.7	2.5%

Income before Federal Taxes	314.9	237.8	77.1	32.4%
Federal Income Taxes	93.6	58.9	34.8	59.1%
Net Income	$221.2	$178.9	$42.3	23.6%

3/31/2006				PAGE 5
Financial Highlights
Unaudited [Millions of Dollars]

	As of
	March	December
	2006	2005
	Amount	Amount	Change	% Change
Condensed Consolidated Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$32,892.8	$33,443.2	$(550.4)	-1.6%
Equities	176.0	144.7	31.3	21.6%
Trading Securities	3,190.1	3,246.0	(56.0)	-1.7%
Mortgage Loans on Real Estate	3,586.2	3,662.6	(76.5)	-2.1%
Real Estate	180.4	182.7	(2.3)	-1.3%
Policy Loans	1,860.4	1,862.2	(1.9)	-0.1%
Other Long-Term Investments	687.5	626.9	60.6	9.7%
Total Investments	42,573.2	43,168.4	(595.2)	-1.4%
Deferred Acquisition Costs	4,371.2	4,092.2	279.0	6.8%
Value of Business Acquired	984.4	998.9	(14.5)	-1.5%
Goodwill	1,194.4	1,194.2	0.1	0.0%
Other Assets	11,286.5	11,586.9	(300.4)	-2.6%
Assets Held in Separate Accounts	67,984.2	63,746.8	4,237.4	6.6%
Total Assets	$128,393.9	$124,787.6	$3,606.3	2.9%

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,000.5	$47,222.8	$(222.3)	-0.5%
Other Liabilities	7,071.0	7,433.6	(362.6)	-4.9%
Liabilities Related to Separate Accounts	67,984.2	63,746.8	4,237.4	6.6%
Total Liabilities	122,055.7	118,403.2	3,652.5	3.1%
Shareholders' Equity:
Net Unrealized Gains on Securities
and Derivatives	255.4	503.9	(248.5)	-49.3%
Minimum Pension Liability Adjustment	(60.1)	(59.5)	(0.6)	-0.9%
Foreign Currency Translation Adjustment	89.7	83.4	6.3	7.5%
Other Shareholders' Equity	6,053.2	5,856.6	196.6	3.4%
Total Shareholders' Equity	6,338.2	6,384.4	(46.2)	-0.7%
Total Liabilities and Shareholders' Equity	$128,393.9	$124,787.6	$3,606.3	2.9%

3/31/2006				PAGE 6
Financial Highlights
Unaudited [Millions of Dollars]

	For the Three Months Ended March 31
	2006	2005
	Amount	Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning of period	$4,092.2	$3,445.0	$647.3	18.8%
Deferral	235.1	203.5	31.6	15.5%
Amortization	(144.5)	(132.8)	(11.7)	8.8%
Included in Total Benefits and Expenses	90.6	70.7	20.0	28.2%
Adjustment related to realized (gains) losses
on available-for-sale securities	(10.9)	(11.7)	0.8	6.9%
Adjustment related to unrealized (gains) losses
on available-for-sale securities	194.2	215.7	(21.5)	-10.0%
Foreign currency translation adjustment	5.1	(7.0)	12.0	NM
Balance at end of period	$4,371.2	$3,712.7	$658.5	17.7%

Roll Forward of Value of Business Acquired
Balance at beginning of period	$998.9	$1,095.2	$(96.3)	-8.8%
Amortization	(17.2)	(18.9)	1.7	-9.2%
Foreign currency translation adjustment	2.7	(3.3)	5.9	NM
Balance at end of period	$984.4	$1,073.1	$(88.6)	-8.3%

Roll Forward of Deferred Front-End Load*
Balance at beginning of period	$723.6	$764.1	$(40.5)	-5.3%
Deferral	21.7	22.6	(0.8)	-3.7%
Amortization	(21.4)	(25.2)	3.8	-15.1%
Included in Income from Operations	0.3	(2.7)	3.0	110.9%
Foreign currency translation adjustment	3.8	(5.2)	8.9	NM
Balance at end of period	$727.7	$756.2	$(28.6)	-3.8%

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006										PAGE 7
Ten-Year Summary
Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Operating Revenue
Lincoln Retirement	$2,258.0	$2,128.0	$1,985.1	$1,985.5	$2,033.1	$2,138.9	$2,128.0	$2,050.6	$1,959.5	$1,759.5
Life Insurance	1,993.5	1,952.9	1,906.1	1,881.7	1,897.5	1,836.4	1,762.6	1,379.5	541.5	527.6
Investment Management	567.8	534.9	474.0	418.5	454.9	517.6	515.0	508.7	447.5	400.6
Lincoln UK	318.4	342.2	274.5	275.4	278.2	430.6	443.6	438.6	425.2	393.3
Corporate & Other	352.1	335.1	284.2	355.0	1,815.9	1,951.9	1,951.6	1,690.6	1,402.2	1,560.0
Total Operating Revenue	5,489.8	5,293.2	4,923.9	4,916.1	6,479.6	6,875.4	6,800.7	6,068.0	4,775.9	4,641.1

Realized gains (losses) on investments
and derivatives	(23.3)	(61.3)	(19.8)	(271.5)	(114.5)	(28.3)	3.0	19.0	122.6	92.5
Net gain on reinsurance derivative/trading
account securities	5.9	3.1	4.7	-	-	-	-	-	-	-
Gain (loss) on sale of subsidiaries/ businesses	14.2	135.0	-	(8.3)	12.8	-	-	-	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	-	-	371.5	-	-	-	-	-	-	-
Amortization of deferred gain-reserve development	1.3	1.3	3.6	(0.8)	-	-	-	-	-	-
Total Revenue	$5,487.9	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6

Income from Operations
Lincoln Retirement	$471.5	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6
Life Insurance	298.9	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2
Investment Management	36.0	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6
Lincoln UK	43.4	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0
Corporate & Other	1.8	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)
Operating Income from Cont Oper	851.6	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8
Discontinued Operations	-	-	-	-	-	-	-	-	110.1	135.3
Income from Operations	851.6	724.8	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1

Realized gains (losses) on investments and derivatives	(14.5)	(37.4)	(12.6)	(176.4)	(73.5)	(17.5)	3.8	13.7	72.9	57.6
Net gain (loss) on reinsurance
derivative/trading account securities	3.0	(0.6)	2.7	-	-	-	-	-	-	-
Gain (loss) on sale of subsidiaries/ businesses	9.3	61.9	-	(9.4)	15.0	-	-	-	-	-
Mark to market adjustment on reclassification
from AFS to trading account securities	-	-	241.5	-	-	-	-	-	-	-
Restructuring charges	(19.1)	(13.9)	(35.0)	2.0	(24.7)	(80.2)	(18.9)	(34.3)	-	-
Loss on early retirement of subordinated debt	-	(4.1)	(3.7)	-	-	-	-	-	-	-
Reserve development/ amortization of related
deferred gain	0.9	0.9	(18.5)	(199.1)	-	-	-	-	-	-
Cumulative effect of accounting change	-	(24.5)	(255.2)	-	(15.6)	-	-
Discontinued operations included in
income from operations	-	-	-	-	-	-	-	-	(110.1)	(135.3)
Income from Continuing Operations	831.1	707.0	511.9	48.8	545.7	585.3	460.4	509.8	22.2	356.4
Discontinued Operations included
in Income from Operations	-	-	-	-	-	-	-	-	911.8	157.2
Net Income	$831.1	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6

OTHER DATA

Assets	$124,787.6	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4

Shareholders' Equity
Including AOCI	$6,384.4	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0
Excluding AOCI	5,856.6	5,244.9	4,942.6	4,612.9	5,130.6	4,946.6	4,699.5	4,785.5	4,500.7	3,990.6
Average Equity (excluding AOCI)	5,512.2	5,075.5	4,756.7	4,983.3	5,057.1	4,831.4	4,786.2	4,636.3	4,172.7	3,851.7

Common Shares Outstanding (millions)
End of Period - Diluted	176.9	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5
Average for the Period - Diluted	176.1	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0

Per Share Data (Diluted)
Net Income from Continuing Operations	$4.72	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71
Net Income	4.72	3.95	2.85	0.26	2.85	3.03	2.30	2.51	4.49	2.47
Income (Loss) from Continuing Operations	4.83	4.05	3.30	2.34	3.37	3.54	2.37	2.61	(0.24)	1.44
Income from Operations	4.83	4.05	3.30	2.34	3.37	3.54	2.37	2.61	0.29	2.09

Shareholders' Equity Per Share
Shareholders' Equity (Including AOCI)	$36.69	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50
Shareholders' Equity (Excluding AOCI)	33.66	30.17	27.69	25.97	27.39	25.88	23.98	23.62	22.25	19.19
Dividends Declared (Common Stock)	1.475	1.415	1.355	1.295	1.235	1.175	1.115	1.055	0.995	0.935

Return on Equity
Net Income/Average Equity	15.1%	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%
Inc from Operations/Average Equity	15.4%	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%

Market Value of Common Stock
High for the Year	$54.41	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50
Low for the Year	41.59	40.06	24.73	25.15	38.00	22.63	36.00	33.50	24.50	20.38
Close for the Year	53.03	46.68	40.37	31.58	48.57	47.31	40.00	40.91	39.06	26.25

3/31/2006									PAGE 8
Quarterly Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2004	2004	2004	2004	2005	2005	2005	2005	2006

Operating Revenue
Lincoln Retirement	$528.0	$534.4	$526.2	$539.4	$538.5	$573.0	$573.1	$573.3	$586.7
Life Insurance	483.4	484.8	481.1	503.7	484.2	497.3	492.4	519.6	515.0
Investment Management	135.2	139.0	133.0	127.7	130.4	138.0	146.8	152.7	162.6
Lincoln UK	76.1	81.0	95.8	89.3	74.6	78.4	102.8	62.5	69.5
Corporate & Other	56.1	105.5	92.4	81.1	73.8	95.2	93.8	89.2	83.9
Total Operating Revenue	1,278.8	1,344.7	1,328.5	1,341.2	1,301.5	1,382.0	1,409.0	1,397.4	1,417.8

Realized gains (losses) on investments and derivatives	(15.9)	(20.6)	(27.5)	6.7	(7.2)	(4.0)	(1.6)	(9.3)	(6.9)
Net gain (loss) on reinsurance
derivative/trading account securities	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3	0.0	5.9
Gain on sale of subsidiaries/ businesses	-	24.1	110.3	0.6	14.2	-	-	-	-
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Revenue	$1,259.0	$1,358.7	$1,406.1	$1,347.5	$1,313.2	$1,373.2	$1,413.1	$1,388.4	$1,417.0

Income from Operations
Lincoln Retirement	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2	$117.3	$123.1
Life Insurance	74.8	76.2	55.4	74.0	67.7	75.8	75.1	80.2	82.2
Investment Management	12.5	13.4	12.5	5.2	7.4	3.9	10.2	14.6	20.3
Lincoln UK	6.2	10.7	10.1	16.6	10.0	10.3	9.6	13.5	10.7
Corporate & Other	(20.3)	(20.7)	(9.9)	(6.3)	(11.3)	9.2	(2.9)	6.7	(14.6)
Income from Operations	175.3	181.4	178.2	189.9	172.5	218.6	228.2	232.3	221.8

Realized gains (losses) on investments and derivatives	(10.3)	(13.4)	(17.9)	4.3	(4.6)	(2.7)	(1.1)	(6.1)	(4.4)
Net gain (loss) on reinsurance
derivative/trading account securities	(2.7)	6.7	(3.7)	(0.8)	2.8	(3.3)	3.5	0.0	3.8
Gain on sale of subsidiaries/ businesses	-	15.6	45.9	0.4	9.3	-	-	-	-
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Restructuring charges	(7.5)	(3.5)	(2.9)	(0.0)	(1.3)	(15.0)	(1.8)	(1.1)	(0.2)
Loss on early retirement of debt	-	-	-	(4.1)	-	-	-	-	-
Income Before Cumulative Effect of
Accounting Change	155.0	187.0	199.7	189.9	178.9	197.9	228.9	225.3	221.2
Cumulative effect of accounting change, net of tax	(24.5)	(0.0)	-	-	-	-	-	-	-
Net Income	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9	$225.3	$221.2

OTHER DATA

Assets	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6	$128,393.9

Shareholders' Equity
Beg of Period (including AOCI)	$5,811.6	$6,143.5	$5,518.9	$5,970.8	$6,175.6	$6,042.9	$6,363.5	$6,284.4	$6,384.4
End of Period (including AOCI)	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4	6,384.4	6,338.2
End of Period (excluding AOCI)	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5	5,856.6	6,053.2
Average Equity (excluding AOCI)	5,016.8	5,024.6	5,075.7	5,185.0	5,338.8	5,392.3	5,559.8	5,757.7	5,954.9

Common Shares Outstanding
Average for the Period - Diluted	181.2	180.3	177.7	176.7	176.6	175.4	175.8	176.6	177.9
End of Period - Diluted	181.4	178.8	177.1	176.1	176.5	174.8	176.3	176.9	178.5

Per Share Data (Diluted)
Net Income	$0.72	$1.04	$1.12	$1.07	$1.01	$1.13	$1.30	$1.28	$1.24
Income from Operations	0.97	1.00	1.00	1.07	0.98	1.25	1.30	1.31	1.25

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$34.36	$31.32	$34.15	$35.53	$34.74	$36.86	$36.23	$36.69	$35.99
Shareholders' Equity (excluding AOCI)	27.99	28.51	29.23	30.17	30.85	31.56	32.65	33.66	34.37
Dividends Declared (Common Stock)	0.350	0.350	0.350	0.365	0.365	0.365	0.365	0.380	0.380

Return on Equity
Net Income/Average Equity	10.4%	14.9%	15.7%	14.6%	13.4%	14.7%	16.5%	15.7%	14.9%
Inc from Operations/Average Equity	14.0%	14.4%	14.0%	14.7%	12.9%	16.2%	16.4%	16.1%	14.9%

Market Value of Common Stock
Highest Price	$48.87	$50.38	$47.50	$48.70	$49.42	$47.77	$52.42	$54.41	$57.97
Lowest Price	40.06	43.26	41.90	40.79	44.36	41.59	46.59	46.94	52.00
Closing Price	47.32	47.25	47.00	46.68	45.14	46.92	52.02	53.03	54.59

3/31/2006					PAGE 9

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005
Revenue
Premiums	$1,704.0	$315.9	$281.0	$298.9	$308.4
Surrender charges	101.5	87.8	84.7	78.7	73.3
Mortality assessments	533.3	530.3	550.5	558.3	568.3
Expense assessments	880.1	792.7	782.3	949.3	1,120.6
Investment advisory fees	197.2	183.3	205.0	252.5	279.0
Amortization of deferred gain	20.4	75.2	72.3	87.0	75.7
Amortization of deferred gain-reserve development	-	(0.8)	3.6	1.3	1.3
Other revenue and fees	328.7	299.5	309.7	364.4	362.3
Net investment income	2,708.7	2,631.9	2,638.5	2,704.1	2,702.3
Earnings in unconsolidated affiliates	5.7	(0.6)	-	-	-
Realized gains (losses) on investments	(105.2)	(272.7)	(16.7)	(45.7)	(21.7)
Gains (losses) on derivatives	(9.3)	1.2	(2.5)	(11.6)	(0.5)
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	4.1	(1.0)	4.7
Gain on sale of subsidiaries/ businesses	12.8	(8.3)	-	135.0	14.2
Mark-to-market adjustment on reclassification
from AFS to trading account securities	-	-	371.5	-	-
Total Revenue	6,378.0	4,635.5	5,283.9	5,371.3	5,487.9

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	1,820.0	861.0	697.8	696.2	761.6
Div accum & div to policyholders	83.7	76.0	81.6	77.4	77.7
Interest credited to policy bal.	1,506.0	1,617.1	1,617.0	1,570.6	1,570.1
Reserve developments on reins. business sold	-	305.4	32.1	-	-
Def. sales inducements net of amortization	(12.1)	(12.6)	(14.1)	(40.6)	(43.9)
Total insurance benefits	3,397.7	2,846.9	2,414.4	2,303.7	2,365.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	1,045.2	836.1	904.6	1,133.1	1,287.2
Operating and administrative expenses	1,114.5	928.0	894.4	897.4	914.1
Restructuring charges	38.0	(2.2)	53.8	21.4	29.5
Taxes, licenses and fees	122.9	106.8	107.4	103.6	95.3
Foreign exchange	(1.4)	0.3	(0.0)	-	-
Subtotal	2,319.1	1,869.0	1,960.2	2,155.5	2,326.1
DAC deferral net of amortization	(334.2)	(268.0)	(321.6)	(354.1)	(442.1)
VOBA amortization	113.1	136.5	80.2	120.3	67.2
Other intangibles amortization	12.1	8.2	7.9	9.7	7.8
Total underwriting, acquisition,
insurance and other expenses	2,110.1	1,745.8	1,726.8	1,931.5	1,959.0
Goodwill amortization	43.4	-	-	-	-
Interest	121.0	96.6	89.5	94.1	88.7
Loss on early retirement of debt			5.6	6.3
Total Benefits and Expenses	5,672.1	4,689.3	4,236.3	4,335.6	4,413.3

Income (Loss) Before Federal Income Tax and
Cumulative Effect of Accounting Change	705.9	(53.8)	1,047.6	1,035.7	1,074.6

Federal income taxes	144.7	(102.6)	280.4	304.1	243.6

Income Before Cumulative Effect of
Accounting Change	561.2	48.8	767.2	731.5	831.1

Cumulative effect of accounting change	(15.6)	-	(255.2)	(24.5)	-
Net Income	$545.7	$48.8	$511.9	$707.0	$831.1

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$3,070.5	$2,866.8	$2,939.7	$3,147.1	$3,445.0
Deferral	701.0	612.4	639.6	844.8	903.2
Amortization	(366.8)	(344.4)	(318.0)	(490.8)	(461.1)
Included in Total Benefits and Expenses	334.2	268.0	321.6	354.1	442.1
Adjustment related to realized (gains) losses
on available-for-sale securities	112.9	115.0	(50.2)	(45.7)	(48.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(187.2)	(338.5)	(126.1)	(14.8)	313.1
Foreign currency translation adjustment	(16.0)	56.9	62.1	42.9	(59.5)
Disposition of business	(425.9)	-	-	-	-
Other	(21.7)	(28.4)	-	(38.7)	-
Balance at end of period	$2,866.7	$2,939.9	$3,147.1	$3,445.0	$4,092.2

Roll Forward of Value of Business Acquired

Balance at beginning of period	$1,483.3	$1,362.5	$1,250.1	$1,196.5	$1,095.2
Amortization	(113.1)	(136.5)	(80.2)	(120.3)	(67.2)
Foreign currency translation adjustment	(7.0)	24.1	26.6	19.6	(29.0)
Other	(0.7)	-	-	(0.6)	-
Balance at end of period	$1,362.5	$1,250.1	$1,196.5	$1,095.2	$998.9

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$550.6	$589.7	$656.8	$750.6	$764.1
Deferral	107.5	102.5	102.5	104.6	89.1
Amortization	(57.8)	(75.7)	(54.4)	(122.8)	(85.8)
Included in Income from Operations	49.7	26.8	48.1	(18.2)	3.3
Foreign currency translation adjustment	(10.6)	40.2	45.8	31.7	(43.9)
Balance at end of period	$589.7	$656.8	$750.6	$764.1	$723.6

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006									PAGE 10

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Revenue
Premiums	$75.6	$74.0	$70.6	$78.7	$70.4	$72.6	$83.1	$82.4	$78.3
Surrender charges	20.2	19.2	18.2	21.1	20.1	16.6	18.7	18.0	18.8
Mortality assessments	137.9	140.1	139.8	140.4	142.3	142.1	138.8	145.1	146.2
Expense assessments	225.5	230.9	234.5	258.5	256.6	268.1	287.3	308.5	310.9
Investment advisory fees	62.7	66.4	67.4	56.0	59.4	66.9	73.6	79.0	84.9
Amortization of deferred gain	17.9	17.9	32.1	19.1	18.9	18.9	18.9	18.9	18.8
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	61.4	112.9	96.6	93.4	74.0	93.2	117.7	77.3	81.6
Net investment income	677.5	683.1	669.4	674.1	659.8	703.6	670.8	668.1	678.3
Realized gains (losses) on investments	(12.0)	(17.8)	(23.0)	7.2	(8.7)	(0.6)	(2.7)	(9.6)	(10.5)
Gains (losses) on derivatives	(3.8)	(2.8)	(4.5)	(0.4)	1.5	(3.4)	1.2	0.2	3.5
Gain (loss) on reinsurance
derivative/trading account securities	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)	5.3	0.0	5.9
Gain (loss) on sale of subsidiaries/ businesses	-	24.1	110.3	0.6	14.2	-	-	-	-
Mark-to-market adjustment on reclassification
from AFS to trading account securities	-	-	-	-	-	-	-	-	-
Total Revenue	1,259.0	1,358.7	1,406.1	1,347.5	1,313.2	1,373.2	1,413.1	1,388.4	1,417.0

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	183.5	184.1	157.3	171.4	174.1	194.8	213.2	179.5	185.7
Div accum & div to policyholders	18.5	18.6	16.7	23.6	18.4	18.4	17.3	23.6	17.4
Interest credited to policy bal.	390.4	390.4	392.5	397.4	389.5	391.8	394.2	394.7	391.8
Def. sales inducements net of amortization	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)	(11.3)	(10.5)
Total insurance benefits	583.3	583.3	556.1	580.9	572.6	593.3	613.2	586.5	584.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	278.9	277.7	245.1	331.3	285.0	312.2	332.8	357.2	333.7
Operating and administrative expenses	187.4	252.3	264.6	193.1	212.4	235.2	249.1	217.3	200.2
Restructuring charges	11.5	5.3	4.5	0.1	1.9	23.2	2.7	1.7	0.3
Taxes, licenses and fees	29.5	27.2	25.6	21.3	30.9	23.1	24.1	17.2	33.4
Subtotal	507.4	562.6	539.8	545.8	530.2	593.7	608.8	593.4	567.6
DAC deferral net of amortization	(89.9)	(93.9)	(85.4)	(84.9)	(70.7)	(92.3)	(153.8)	(125.4)	(90.6)
VOBA amortization	24.8	20.5	50.8	24.2	18.9	16.5	18.2	13.6	17.2
Other intangibles amortization	2.0	2.0	2.0	3.8	1.9	1.9	2.0	2.0	2.0
Total underwriting, acquisition,
insurance and other expenses	444.3	491.2	507.1	488.9	480.4	519.8	475.2	483.6	496.1
Interest	22.8	24.7	24.4	22.2	22.4	22.1	21.7	22.4	21.7
Loss on early retirement of debt	-	-	-	6.3	-	-	-	-	-
Total Benefits and Expenses	1,050.4	1,099.1	1,087.7	1,098.4	1,075.4	1,135.2	1,110.1	1,092.5	1,102.1

Income Before Federal Income Tax and
Cumulative Effect of Accounting Change	208.6	259.6	318.4	249.1	237.8	238.0	303.0	295.9	314.9

Federal income taxes	53.7	72.6	118.7	59.2	58.9	40.1	74.0	70.6	93.6
Income Before Cumulative Effect of
Accounting Change	155.0	187.0	199.7	189.9	178.9	197.9	228.9	225.3	221.2

Cumulative effect of accounting change	(24.5)	(0.0)	-	-	-	-	-	-	-
Net Income	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9	$228.9	$225.3	$221.2

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5	$3,904.0	$4,092.2
Deferral	198.7	201.8	206.2	238.1	203.5	215.0	229.9	253.5	235.1
Amortization	(108.8)	(108.0)	(120.8)	(153.2)	(132.8)	(122.7)	(76.1)	(128.1)	(144.5)
Included in Total Benefits and Expenses	89.9	93.9	85.4	84.9	70.7	92.3	153.8	125.4	90.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(17.6)	(6.0)	(6.2)	(15.8)	(11.7)	(14.3)	(13.8)	(8.7)	(10.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(201.1)	442.7	(271.2)	14.7	215.7	(204.8)	217.4	84.7	194.2
Foreign currency translation adjustment	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)	(13.2)	5.1
Other	(39.2)	0.2	(0.2)	0.5	(0.0)	-	-	-	-
Balance at end of period	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5	$3,904.0	$4,092.2	$4,371.2

Roll Forward of Value of Business Acquired

Balance at beginning of period	$1,198.0	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7	$1,019.4	$998.9
Amortization	(24.8)	(20.5)	(50.8)	(24.2)	(18.9)	(16.5)	(18.2)	(13.6)	(17.2)
Foreign currency translation adjustment	7.4	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)	(6.9)	2.7
Other	(0.6)	-	-	-	-	-	-	-	-
Balance at end of period	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7	$1,019.4	$998.9	$984.4

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4	$721.2	$723.6
Deferral	25.0	25.8	25.2	28.6	22.6	22.0	20.8	23.7	21.7
Amortization	(21.8)	(23.3)	(43.7)	(34.0)	(25.2)	(23.6)	(25.0)	(11.9)	(21.4)
Included in Income from Operations	3.1	2.4	(18.5)	(5.3)	(2.7)	(1.5)	(4.2)	11.8	0.3
Foreign currency translation adjustment	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)	(9.5)	3.8
Balance at end of period	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4	$721.2	$723.6	$727.7

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006								PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended March 31	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Mar	Mar	Mar	Mar	Mar	Mar	Mar	Mar
	2006	2005	2006	2005	2006	2005	2006	2005
Operating Revenue
Premiums	$10.3	$10.5	$51.2	$45.6	$-	$-	$16.5	$14.6
Surrender charges	7.6	7.4	10.3	12.0	0.8	0.7	-	-
Mortality assessments	-	-	138.4	133.3	-	-	7.8	9.0
Expense assessments	212.3	164.6	52.8	48.8	19.8	16.6	25.7	26.6
Investment advisory fees	-	-	-	-	110.0	84.2	-	-
Other revenue and fees	(2.5)	(1.4)	8.7	8.2	19.1	16.0	2.4	4.1
Net investment income	358.9	357.4	253.6	236.3	12.9	12.9	17.0	20.3
Total Operating Revenue	586.7	538.5	515.0	484.2	162.6	130.4	69.5	74.6

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	50.9	52.4	107.5	97.4	-	-	25.4	25.1
Div accum & div to policyholders	-	-	17.4	18.4	-	-	-	-
Interest credited to policy bal.	200.6	204.7	150.1	145.8	7.1	6.8	-	-
Def. sales inducements net of amortization	(10.5)	(9.4)	-	-	-	-	-	-
Total insurance benefits	241.0	247.8	275.0	261.6	7.1	6.8	25.4	25.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	173.0	149.7	87.4	77.2	16.7	14.8	0.9	0.6
Operating and administrative expenses	56.1	56.8	35.0	40.7	104.5	96.4	22.7	25.4
Taxes, licenses and fees	3.7	3.9	15.2	14.7	4.8	3.0	0.0	-
Subtotal	232.8	210.4	137.5	132.6	125.9	114.2	23.6	25.9
DAC deferral net of amortization	(56.3)	(49.4)	(35.9)	(25.2)	(2.7)	(3.3)	3.5	7.1
VOBA amortization	2.7	2.4	13.9	15.5	-	-	0.5	1.0
Other intangibles amortization	-	-	-	-	2.0	1.9	-	-
Total underwriting, acquisition,
insurance and other expenses	179.2	163.3	115.6	122.9	125.2	112.8	27.6	34.0
Total Operating Expenses	420.2	411.1	390.6	384.5	132.3	119.6	52.9	59.2

Income from Operations before federal taxes	166.5	127.4	124.4	99.7	30.3	10.7	16.5	15.5

Federal income taxes	43.3	28.8	42.2	32.0	10.0	3.3	5.8	5.4

Income from Operations	$123.1	$98.6	$82.2	$67.7	$20.3	$7.4	$10.7	$10.0

3/31/2006						PAGE 12

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Quarter Ended March 31	Other Operations		Adjustments		Consolidated *

	Mar	Mar	Mar	Mar	Mar	Mar
	2006	2005	2006	2005	2006	2005
Operating Revenue
Premiums	$0.3	$(0.3)	$-	$-	$78.3	$70.4
Surrender charges	-	-	-	-	18.8	20.1
Mortality assessments	-	-	-	-	146.2	142.3
Expense assessments	0.3	-	-	-	310.9	256.6
Investment advisory fees	-	-	(25.1)	(24.8)	84.9	59.4
Amortization of deferred gain	18.8	18.9	-	-	18.8	18.9
Other revenue and fees	192.8	191.3	(139.0)	(144.2)	81.6	74.0
Net investment income	36.6	34.0	(0.8)	(1.0)	678.3	659.8
Total Operating Revenue	248.8	243.8	(164.8)	(170.0)	1,417.8	1,301.5

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	2.0	(0.8)	-	-	185.7	174.1
Div accum & div to policyholders	-	-	-	-	17.4	18.4
Interest credited to policy bal.	33.9	32.1	-	-	391.8	389.5
Def. sales inducements net of amortization	-	-	-	-	(10.5)	(9.4)
Total insurance benefits	35.9	31.3	-	-	584.4	572.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	119.6	121.7	(63.8)	(78.9)	333.7	285.0
Operating and administrative expenses	82.7	83.8	(100.5)	(90.4)	200.4	212.6
Taxes, licenses and fees	9.6	9.3	-	-	33.4	30.9
Subtotal	211.9	214.7	(164.3)	(169.3)	567.4	528.5
DAC deferral net of amortization	0.8	0.1	-	-	(90.6)	(70.7)
VOBA amortization	-	-	-	-	17.2	18.9
Other intangibles amortization	-	-	-	-	2.0	1.9
Total underwriting, acquisition,
insurance and other expenses	212.7	214.8	(164.3)	(169.3)	495.9	478.7
Interest	22.0	22.9	(0.5)	(0.7)	21.5	22.2
Foreign exchange adjustment	-	-	-	-	-	-
Total Operating Expenses	270.6	269.1	(164.8)	(170.0)	1,101.8	1,073.5

Income (Loss) from Operations before federal taxes	(21.8)	(25.2)			315.9	228.0

Federal income taxes	(7.2)	(14.0)			94.1	55.5

Income (Loss) from Operations	$(14.6)	$(11.3)			$221.8	$172.5

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

3/31/2006					PAGE 13

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	As of December 31,
ASSETS	2001	2002	2003	2004	2005

Investments
Corporate bonds	$23,105.1	$25,934.7	$25,868.5	$26,889.0	$25,860.7
U.S. government bonds	410.5	513.6	225.8	163.0	161.8
Foreign government bonds	1,174.7	1,110.2	1,194.6	1,285.9	1,203.3
Mortgage backed securities	3,524.7	5,015.5	5,195.6	6,090.5	5,951.2
State and municipal bonds	44.7	114.4	152.8	166.0	128.8
Preferred stocks-redeemable	85.9	79.0	132.2	106.1	137.4
Common stocks	319.3	228.0	98.4	69.8	55.9
Preferred stocks-equity	151.2	109.2	100.7	91.3	88.8
Total AFS Securities	28,816.1	33,104.7	32,968.6	34,861.7	33,587.9
Trading securities	-	-	3,120.1	3,237.4	3,246.0
Mortgage loans	4,535.5	4,205.5	4,195.0	3,856.9	3,662.6
Real estate	267.9	279.7	112.9	191.4	182.7
Policy loans	1,939.7	1,945.6	1,924.4	1,870.6	1,862.2
Other long-term investments	553.8	464.4	456.7	489.3	626.9
Total Investments	36,113.1	39,999.9	42,777.6	44,507.3	43,168.4

Invest in unconsol affiliates	8.1	-	-	-	-
Cash and invested cash	3,095.5	1,690.5	1,711.2	1,661.7	2,311.7
Premiums and fees receivable	400.1	212.9	352.1	232.9	343.2
Accrued investment income	563.5	536.7	522.7	525.1	526.4
Federal income taxes recoverable	55.5	317.7	45.9	-	-
Amounts recoverable from reinsurers	6,030.4	7,280.0	7,839.2	7,067.5	6,926.3
Deferred acquisition costs	2,866.8	2,939.7	3,147.1	3,445.0	4,092.2
Value of business acquired	1,362.5	1,250.1	1,196.5	1,095.2	998.9
Other intangible assets	68.6	73.0	79.1	106.4	143.3
Goodwill	1,211.8	1,233.2	1,234.7	1,195.9	1,194.2
Other	1,432.4	1,472.5	1,273.5	1,177.7	1,336.1
Assets held in separate accounts	44,833.4	36,178.3	46,565.2	55,204.6	63,746.8
Total Assets	$98,041.6	$93,184.6	$106,744.9	$116,219.3	$124,787.6

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$20,454.9	$22,639.3	$23,549.8	$23,242.1	$23,609.2
Unpaid claims	1,087.5	778.4	1,058.4	1,080.3	1,040.8
Unearned premiums	66.9	141.2	104.5	5.8	2.1
Premium deposit funds	18,585.0	20,518.8	21,769.3	22,215.1	21,713.3
Participating policyholders' funds	100.2	156.7	155.1	145.3	111.2
Other policyholders' funds	562.7	610.9	680.9	714.0	746.1
Total Ins and Inv Contr Liabilities	40,857.2	44,845.3	47,318.1	47,402.5	47,222.8

Federal income tax liabilities	-	-	-	77.6	19.8
Short-term debt	350.2	153.0	44.0	214.4	119.9
Long-term debt	861.8	1,119.2	1,117.5	1,048.6	999.0
Junior subordinated debentures issued to affiliated trusts	474.7	392.7	341.3	339.8	334.0
Embedded derivative - modco	-	-	352.3	375.3	292.2
Other liabilities	4,216.1	4,171.5	4,270.1	4,467.8	4,832.8
Deferred gain on indemnity reinsurance	1,144.5	977.1	924.8	913.0	836.0
Liability related to separate accounts	44,833.4	36,178.3	46,565.2	55,204.6	63,746.8
Total Liabilities	92,737.8	87,837.2	100,933.2	110,043.7	118,403.2

Unrealized gains	217.2	781.6	815.1	836.9	503.9
Foreign currency	(8.0)	50.8	109.0	154.3	83.4
Minimum pension liability adjustment	(36.0)	(97.8)	(55.1)	(60.5)	(59.5)
Shareholders' equity- other	5,130.6	4,612.9	4,942.6	5,244.9	5,856.6
Total Shareholders' Equity	5,303.8	5,347.5	5,811.6	6,175.6	6,384.4

Total Liabilities
and Shareholders' Equity	$98,041.6	$93,184.6	$106,744.9	$116,219.3	$124,787.6

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$27.39	$25.97	$27.69	$30.17	$33.66
Common shares outstanding (in millions)	187.3	177.6	178.5	173.8	174.0

3/31/2006									PAGE 14
Quarterly Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
ASSETS

Investments
Corporate bonds	$26,209.2	$25,638.1	$26,750.0	$26,889.0	$26,305.9	$26,757.7	$26,453.6	$25,860.7	$25,418.0
U.S. government bonds	234.2	156.3	162.9	163.0	165.7	174.4	158.3	161.8	173.4
Foreign government bonds	1,321.0	1,223.8	1,233.8	1,285.9	1,296.7	1,248.0	1,195.0	1,203.3	1,169.7
Mortgage backed securities	5,617.0	5,524.1	5,793.4	6,090.5	6,193.8	6,503.0	6,237.1	5,951.2	5,868.8
State and municipal bonds	164.1	164.8	168.8	166.0	156.3	160.8	157.9	128.8	126.0
Preferred stocks - redeemable	120.9	100.7	113.9	106.1	106.5	131.2	123.0	137.4	136.9
Common stocks	97.4	92.3	86.5	69.8	65.2	64.2	62.2	55.9	61.0
Preferred stocks-equity	100.2	90.5	91.6	91.3	89.6	90.3	89.4	88.8	115.0
Total AFS Securities	33,864.1	32,990.5	34,400.8	34,861.7	34,379.6	35,129.6	34,476.5	33,587.9	33,068.8
Trading securities	3,191.3	3,087.9	3,223.6	3,237.4	3,206.5	3,345.1	3,287.0	3,246.0	3,190.1
Mortgage loans	3,988.5	3,865.4	3,831.3	3,856.9	3,805.7	3,750.6	3,696.2	3,662.6	3,586.2
Real estate	104.8	104.3	135.1	191.4	213.4	209.8	196.6	182.7	180.4
Policy loans	1,876.7	1,871.3	1,871.9	1,870.6	1,860.5	1,866.9	1,856.4	1,862.2	1,860.4
Other long-term investments	476.3	442.9	463.8	489.3	516.5	561.3	572.3	626.9	687.5
Total Investments	43,501.7	42,362.5	43,926.6	44,507.3	43,982.2	44,863.3	44,085.0	43,168.4	42,573.2

Cash and invested cash	2,255.5	2,213.7	1,996.0	1,661.7	1,499.1	1,658.9	1,601.9	2,311.7	1,974.0
Premiums and fees receivable	337.5	265.2	248.8	232.9	299.3	222.8	332.6	343.2	363.2
Accrued investment income	547.9	543.7	573.2	525.1	557.6	537.5	565.2	526.4	532.1
Federal income taxes recoverable	-	204.0	-	-	5.0	-	-	-	67.2
Amount recoverable from reinsurers	7,865.7	7,138.7	7,031.9	7,067.5	7,336.5	7,241.6	7,211.0	6,926.3	6,899.4
Deferred acquisition costs	2,999.0	3,521.4	3,326.8	3,445.0	3,712.7	3,554.5	3,904.0	4,092.2	4,371.2
Value of business acquired	1,180.0	1,155.8	1,103.9	1,095.2	1,073.1	1,041.7	1,019.4	998.9	984.4
Other intangible assets	85.8	93.6	98.7	106.4	113.8	124.4	134.0	143.3	151.8
Goodwill	1,235.2	1,235.0	1,195.0	1,195.9	1,195.7	1,194.8	1,194.6	1,194.2	1,194.4
Other	1,303.7	1,240.5	1,218.4	1,177.7	1,190.0	1,273.9	1,245.5	1,336.1	1,298.7
Assets held in separate accounts	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5	63,746.8	67,984.2
Total Assets	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6	$128,393.9

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$23,704.6	$23,165.1	$23,010.1	$23,242.1	$23,498.2	$23,555.6	$23,690.2	$23,609.2	$23,734.5
Unpaid claims	1,076.8	1,083.5	1,067.0	1,080.3	1,164.9	1,114.2	1,037.7	1,040.8	979.0
Unearned premiums	104.3	9.3	7.5	5.8	3.1	1.9	1.2	2.1	2.3
Premium deposit funds	21,827.4	22,017.0	22,218.9	22,215.1	22,026.0	22,075.8	21,932.7	21,713.3	21,448.6
Participating policyholders' funds	171.1	165.9	165.2	145.3	128.1	146.3	123.3	111.2	89.5
Other policyholders' funds	688.1	698.5	703.4	714.0	716.1	717.6	740.2	746.1	746.6
Total Ins and Inv Contr Liabilities	47,572.3	47,139.3	47,172.2	47,402.5	47,536.4	47,611.5	47,525.3	47,222.8	47,000.5

Federal income taxes	108.1	-	83.8	77.6	-	160.8	31.5	19.8	-
Short-term debt	38.0	30.0	0.0	214.4	194.0	222.5	165.1	119.9	10.6
Long-term debt	1,317.7	1,313.7	1,315.4	1,048.6	1,046.6	1,000.6	999.5	999.0	998.5
Junior subordinated debentures issued to
affiliated trusts	344.7	337.6	341.1	339.8	336.6	338.7	335.9	334.0	332.3
Embedded derivative - modco	440.6	252.6	365.5	375.3	313.5	420.3	314.1	292.2	192.0
Other liabilities	4,440.4	4,493.6	4,537.9	4,467.8	4,601.3	4,721.1	4,782.1	4,832.8	4,720.7
Deferred gain on indemnity reinsurance	906.6	888.4	932.4	913.0	893.7	874.5	855.2	836.0	816.9
Liab related to separate accounts	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0	60,811.5	63,746.8	67,984.2
Total Liabilities	103,726.4	103,799.0	104,406.3	110,043.7	110,309.3	112,590.0	115,820.2	118,403.2	122,055.7

Unrealized gains on investments	1,038.0	412.0	780.1	822.9	582.9	851.2	569.0	496.6	220.2
Gains - derivatives	29.0	18.5	19.8	14.0	7.7	11.9	8.9	7.3	35.2
Foreign currency	128.9	120.8	116.9	154.3	146.5	109.4	99.6	83.4	89.7
Minimum pension liability	(56.6)	(56.0)	(55.8)	(60.5)	(60.0)	(57.3)	(56.6)	(59.5)	(60.1)
Shareholders' equity- other	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3	5,663.5	5,856.6	6,053.2
Total Shareholders' Equity	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5	6,284.4	6,384.4	6,338.2

Total Liabilities
and Shareholders' Equity	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4	$122,104.6	$124,787.6	$128,393.9

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$27.99	$28.51	$29.23	$30.17	$30.85	$31.56	$32.65	$33.66	$34.37
Common shares outstanding (in millions)	178.8	176.2	174.8	173.8	173.9	172.6	173.5	174.0	176.1

3/31/2006								PAGE 15

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

ASSETS	Mar	Dec	Mar	Dec	Mar	Dec	Mar	Dec
	2006	2005	2006	2005	2006	2005	2006	2005
Investments
Corporate bonds	$12,348.1	$12,688.1	$8,787.8	$9,038.9	$527.2	$515.9	$629.3	$646.7
U.S. government bonds	11.1	11.3	87.3	71.0	-	-	-	-
Foreign government bonds	266.9	275.9	173.1	176.6	6.6	6.8	325.7	302.2
Asset/mortgage backed securities	3,225.2	3,277.3	1,856.9	1,901.1	97.1	91.9	-	-
State and municipal bonds	65.6	67.2	41.7	42.7	1.1	1.1	-	-
Preferred stocks-redeemable	63.2	61.2	27.3	28.4	-	-	-	-
Common stocks	2.8	-	0.5	0.0	-	-	43.4	43.0
Preferred stocks-equity	41.7	42.2	14.3	14.2	2.6	2.7	-	-
Total AFS Securities	16,024.7	16,423.1	10,989.0	11,273.0	634.6	618.4	998.4	991.9
Trading Securities	1,098.8	1,130.6	-	-	-	-	-	-
Mortgage loans	1,649.1	1,720.6	1,613.5	1,621.4	42.1	44.1	0.0	0.0
Real estate	-	-	-	-	-	-	0.2	0.2
Policy loans	428.5	431.7	1,427.9	1,426.0	-	-	4.0	4.4
Allocated investments	3,687.7	3,645.9	1,687.2	1,545.0	165.5	159.5	-	-
Other long-term investments	153.1	155.0	2.8	3.3	-	-	-	-
Total Investments	23,041.9	23,507.0	15,720.4	15,868.8	842.3	822.1	1,002.6	996.6

Notes receivable from LNC	361.2	423.3	96.2	56.8	11.1	76.3	-	-
Cash and invested cash	(93.6)	(113.3)	(2.2)	(40.7)	68.9	95.3	230.1	245.5
Premium and fees receivable	(0.2)	(0.0)	15.4	32.3	64.3	56.7	-	-
Accrued investment income	235.6	236.5	194.2	179.2	9.2	8.2	23.0	20.2
Amount recoverable from reinsurers	910.2	937.2	1,299.3	1,273.0	-	-	62.2	59.9
Deferred acquisition costs	1,614.2	1,480.5	2,102.4	1,970.0	166.5	154.5	487.9	486.3
Value of business acquired	73.3	76.0	651.9	665.8	-	-	259.3	257.2
Other intangible assets	139.9	129.4	-	-	11.9	13.9	-	-
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	14.4	14.3
Other	133.6	183.0	480.8	507.9	144.9	127.3	132.0	113.9
Assets held in separate accounts	51,440.1	48,182.0	2,643.0	2,482.7	6,147.6	5,762.5	7,753.5	7,319.6
Total Assets	$77,920.5	$75,105.6	$24,056.5	$23,850.9	$7,727.4	$7,377.6	$9,965.0	$9,513.3

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

ASSETS	Mar	Dec	Mar	Dec			Mar	Dec
	2006	2005	2006	2005			2006	2005
Investments
Corporate bonds	$3,125.6	$2,971.1	$-	$-			$25,418.0	$25,860.7
U.S. government bonds	74.9	79.5	-	-			173.4	161.8
Foreign government bonds	397.3	441.8	-	-			1,169.7	1,203.3
Asset/mortgage backed securities	689.6	680.9	-	-			5,868.8	5,951.2
State and municipal bonds	17.4	17.7	-	-			126.0	128.8
Preferred stocks-redeemable	46.4	47.9	-	-			136.9	137.4
Common stocks	14.2	13.0	-	-			61.0	55.9
Preferred stocks-equity	56.5	29.6	-	-			115.0	88.8
Total AFS Securities	4,421.9	4,281.4	-	-			33,068.8	33,587.9
Trading securities	2,091.3	2,115.4	-	-			3,190.1	3,246.0
Mortgage loans	281.4	276.5	-	-			3,586.2	3,662.6
Real estate	180.2	182.5	-	-			180.4	182.7
Policy loans	-	0.0	-	-			1,860.4	1,862.2
Allocated investments	(5,540.5)	(5,350.5)	-	-			-	-
Other long-term investments	531.6	468.6	-	-			687.5	626.9
Total Investments	1,965.9	1,974.0	(0.0)	(0.0)			42,573.2	43,168.4

Investments In Consolidated Subs	6,246.2	6,077.7	(6,246.2)	(6,077.7)			-	-
Notes receivable from LNC	(408.9)	(521.6)	(59.6)	(34.8)			-	-
Cash and invested cash	1,770.8	2,124.9	-	-			1,974.0	2,311.7
Premium and fees receivable	283.7	254.3	-	-			363.2	343.2
Accrued investment income	70.1	82.2	-	-			532.1	526.4
Federal income tax recoverable	-	-	67.2	-			67.2	-
Amount recoverable from reinsurers	4,627.7	4,656.2	-	-			6,899.4	6,926.3
Deferred acquisition costs	0.2	1.0	-	-			4,371.2	4,092.2
Value of business acquired	-	-	-	-			984.4	998.9
Other intangible assets	-	-	-	-			151.8	143.3
Goodwill	-	-	-	-			1,194.4	1,194.2
Other	418.7	414.8	(11.2)	(10.9)			1,298.7	1,336.1
Assets held in separate accounts	-	-	-	-			67,984.2	63,746.8
Total Assets	$14,974.3	$15,063.7	$(6,249.9)	$(6,123.5)			$128,393.9	$124,787.6

3/31/2006								PAGE 16

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY	Mar	Dec	Mar	Dec	Mar	Dec	Mar	Dec
	2006	2005	2006	2005	2006	2005	2006	2005
Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$2,203.3	$2,251.7	$16,285.2	$16,149.7	$-	$-	$1,329.4	$1,332.0
Unpaid claims	26.5	29.0	134.5	129.5	-	-	45.4	44.8
Unearned premiums	-	-	-	-	-	-	-	-
Premium deposit funds	20,553.3	20,816.8	19.0	17.3	740.1	739.9	30.5	31.9
Participating policyholders' funds	-	-	89.5	111.2	-	-	-	-
Other policyholders' funds	-	-	741.6	741.1	-	-	-	-
Total Insurance and Inv Contract Liabilities	22,783.1	23,097.6	17,269.7	17,148.9	740.1	739.9	1,405.3	1,408.6

Federal income taxes	294.3	284.3	94.5	92.9	17.6	11.8	89.2	86.9
Notes payable to LNC	24.9	0.8	-	-	-	-	-	-
Embedded derivative - modco	19.6	40.5	0.8	2.8	-	-	-	-
Other liabilities	183.1	154.2	433.7	498.8	286.5	308.3	237.7	209.8
Deferred gain on indemnity reinsurance	-	-	-	-	-	-	-	-
Liability related to separate accounts	51,440.1	48,182.0	2,643.0	2,482.7	6,147.6	5,762.5	7,753.5	7,319.6
Total Liabilities	74,745.2	71,759.4	20,441.6	20,226.0	7,191.8	6,822.5	9,485.7	9,025.0

Net unrealized gains (losses) on securities	131.2	274.3	51.4	140.6	0.5	2.1	37.8	45.2
Net gains (losses) on derivatives	(0.8)	1.2	5.6	5.9	-	-	-	-
Foreign currency translation adjustment	-	-	-	-	-	-	72.0	65.8
Minimum pension liability adjustment	-	-	-	(0.1)	0.5	0.5	(53.8)	(53.3)
Other shareholders' equity	3,044.9	3,070.7	3,557.9	3,478.4	534.7	552.4	423.3	430.6
Shareholders' Equity	3,175.3	3,346.2	3,614.8	3,624.9	535.7	555.1	479.3	488.3

Total Liabilities and Shareholders' Equity	$77,920.5	$75,105.6	$24,056.5	$23,850.9	$7,727.4	$7,377.6	$9,965.0	$9,513.3

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY	Mar	Dec	Mar	Dec			Mar	Dec
	2006	2005	2006	2005			2006	2005

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$3,916.6	$3,875.9	$-	$-			$23,734.5	$23,609.2
Unpaid claims	772.7	837.5	-	-			979.0	1,040.8
Unearned premiums	2.3	2.1	-	-			2.3	2.1
Premium deposit funds	105.7	107.4	-	-			21,448.6	21,713.3
Participating policyholders' funds	-	-	-	-			89.5	111.2
Other policyholders' funds	5.0	5.0	-	-			746.6	746.1
Total Insurance and Inv Contract Liabilities	4,802.3	4,827.8	-	-			47,000.5	47,222.8

Federal income taxes	(562.7)	(456.2)	67.1	-			-	19.8
Short-term debt	10.6	119.9	-	-			10.6	119.9
Long-term debt	998.5	999.0	-	-			998.5	999.0
Junior subordinated debentures issued to affiliated trusts	332.3	334.0	-	-			332.3	334.0
Notes payable to LNC	34.7	33.9	(59.6)	(34.8)			-	-
Embedded derivative - modco	171.7	248.9	-	-			192.0	292.2
Other liabilities	3,590.9	3,672.6	(11.2)	(10.9)			4,720.7	4,832.8
Deferred gain on indemnity reinsurance	816.9	836.0	-	-			816.9	836.0
Liability related to separate accounts	-	-	-	-			67,984.2	63,746.8
Total Liabilities	10,195.2	10,615.9	(3.8)	(45.7)			122,055.7	118,403.2

Net unrealized gains (losses) on securities	1.1	35.8	(1.8)	(1.4)			220.2	496.6
Gains (losses) on derivatives	30.3	0.2	-	-			35.2	7.3
Foreign currency translation adjustment	10.1	10.1	7.5	7.5			89.7	83.4
Minimum pension liability adjustment	(6.7)	(6.7)	-	-			(60.1)	(59.5)
Other shareholders' equity	4,744.2	4,408.3	(6,251.8)	(6,083.9)			6,053.2	5,856.6
Shareholders' Equity	4,779.1	4,447.8	(6,246.0)	(6,077.8)			6,338.2	6,384.4

Total Liabilities and Shareholders' Equity	$14,974.3	$15,063.7	$(6,249.9)	$(6,123.5)			$128,393.9	$124,787.6

3/31/2006					PAGE 17
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Premiums	$77.5	$47.4	$21.9	$33.0	$45.7
Surrender charges	31.2	31.2	28.9	25.0	27.4
Expense assessments	508.6	446.2	441.9	580.5	727.1
Other revenue and fees	16.7	3.3	8.7	(6.3)	(6.2)
Net investment income	1,399.1	1,457.5	1,483.7	1,495.9	1,463.9
Total Operating Revenue	2,033.1	1,985.5	1,985.1	2,128.0	2,258.0

Operating Expenses
Benefits paid or provided:
Benefits	263.9	314.1	181.5	189.9	223.0
Interest credited to policy bal.	863.8	903.8	867.7	836.0	819.0
Def. sales inducements net of amortization	(12.1)	(12.6)	(14.1)	(40.6)	(43.9)
Total insurance benefits	1,115.7	1,205.3	1,035.1	985.2	998.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	386.0	385.4	386.0	586.7	626.3
Operating and administrative expenses	231.8	231.3	226.2	231.8	259.2
Taxes, licenses and fees	13.7	11.5	17.7	14.6	10.5
Subtotal	631.6	628.2	630.0	833.1	895.9
DAC deferral net of amortization	(103.4)	(73.6)	(103.0)	(247.9)	(275.8)
VOBA amortization	14.7	31.8	9.5	20.0	16.6
Total underwriting, acquisition,
insurance and other expenses	542.9	586.3	536.5	605.2	636.7
Goodwill amortization	1.2	-	-	-	-
Total Operating Expenses	1,659.8	1,791.7	1,571.6	1,590.5	1,634.8

Operating income before federal taxes	373.3	193.9	413.5	537.6	623.2

Federal income taxes	57.1	10.5	81.6	123.0	151.7

Income from Operations	$316.2	$183.4	$331.9	$414.6	$471.5

Effective tax rate	15.3%	5.4%	19.7%	22.9%	24.3%

Average capital	$1,831.4	$2,339.6	$2,400.3	$2,589.1	$2,797.1
Return on average capital	17.3%	7.8%	13.8%	16.0%	16.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$812.5	$894.3	$824.7	$854.6	$1,040.4
Deferral	227.8	229.0	223.4	421.9	455.3
Amortization	(124.4)	(155.4)	(120.4)	(174.0)	(179.5)
Included in Total Benefits and Expenses	103.4	73.6	103.0	247.9	275.8
Adjustment related to realized (gains) losses
on available-for-sale securities	68.2	73.0	(18.7)	(28.3)	(33.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(90.0)	(201.3)	(54.3)	8.3	197.7
Other*	0.2	(14.8)			-
Cumulative effect of accounting change	-	-	-	(42.3)	-
Balance at end of period	$894.3	$824.7	$854.6	$1,040.4	$1,480.5

Roll Forward of Value of Business Acquired

Balance at beginning of period	$169.2	$154.5	$122.7	$113.2	$92.6
Amortization	(14.7)	(31.8)	(9.5)	(20.0)	(16.6)
Cumulative effect of accounting change	-	-	-	(0.6)	-
Balance at end of period	$154.5	$122.7	$113.2	$92.6	$76.0

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

3/31/2006									PAGE 18
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Operating Revenue
Premiums	$6.5	$7.4	$9.2	$9.9	$10.5	$7.8	$18.1	$9.2	$10.3
Surrender charges	5.9	6.0	6.7	6.4	7.4	6.9	7.3	5.9	7.6
Expense assessments	137.3	140.9	145.2	157.1	164.6	173.1	189.8	199.6	212.3
Other revenue and fees	(0.8)	(2.1)	(1.3)	(2.0)	(1.4)	(1.6)	(1.2)	(1.9)	(2.5)
Net investment income	379.0	382.3	366.5	368.0	357.4	386.8	359.1	360.6	358.9
Total Operating Revenue	528.0	534.4	526.2	539.4	538.5	573.0	573.1	573.3	586.7

Operating Expenses
Benefits paid or provided:
Benefits	54.1	52.0	40.5	43.4	52.4	61.5	59.2	49.9	50.9
Interest credited to policy balances	207.8	208.0	209.9	210.4	204.7	206.4	204.9	202.9	200.6
Def. sales inducements net of amortization	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)	(11.5)	(11.3)	(10.5)
Total insurance benefits	252.8	250.2	240.0	242.2	247.8	256.2	252.5	241.6	241.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	141.8	146.9	141.3	156.7	149.7	153.4	160.4	162.8	173.0
Operating and administrative expenses	51.7	58.1	62.5	59.6	56.8	64.2	68.4	69.8	56.1
Taxes, licenses and fees	5.2	3.7	3.2	2.5	3.9	2.4	2.7	1.5	3.7
Subtotal	198.7	208.7	207.0	218.8	210.4	220.0	231.5	234.0	232.8
DAC deferral net of amortization	(60.4)	(61.2)	(77.3)	(49.0)	(49.4)	(64.1)	(104.4)	(58.0)	(56.3)
VOBA amortization	3.3	2.9	11.5	2.3	2.4	2.4	9.6	2.4	2.7
Total underwriting, acquisition,
insurance and other expenses	141.6	150.4	141.1	172.1	163.3	158.3	136.7	178.4	179.2
Total Operating Expenses	394.4	400.6	381.2	414.3	411.1	414.4	389.2	420.0	420.2

Operating income before federal taxes	133.6	133.8	145.0	125.1	127.4	158.6	183.9	153.4	166.5

Federal income taxes	31.4	32.1	34.9	24.7	28.8	39.2	47.7	36.1	43.3

Income from Operations	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4	$136.2	$117.3	$123.1

Effective tax rate	23.5%	24.0%	24.1%	19.7%	22.6%	24.7%	25.9%	23.5%	26.0%

Average capital	$2,532.6	$2,575.1	$2,560.5	$2,688.4	$2,661.3	$2,718.3	$2,840.7	$2,968.0	$3,057.8
Return on average capital	16.1%	15.8%	17.2%	14.9%	14.8%	17.6%	19.2%	15.8%	16.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8	$1,380.6	$1,480.5
Deferral	101.9	105.5	101.5	112.9	107.0	112.7	114.4	121.3	125.5
Amortization	(41.5)	(44.4)	(24.2)	(63.9)	(57.6)	(48.6)	(10.0)	(63.3)	(69.2)
Included in Total Benefits and Expenses	60.4	61.2	77.3	49.0	49.4	64.1	104.4	58.0	56.3
Adjustment related to realized (gains) losses
on available-for-sale securities	(10.2)	(6.0)	(1.8)	(10.3)	(10.1)	(8.4)	(8.0)	(7.0)	(6.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(113.9)	252.4	(147.2)	17.0	134.2	(94.8)	109.5	48.9	84.2
Other	-	-
Cumulative effect of accounting change	(42.3)	-	-	-	-	-	-	-	-
Balance at end of period	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8	$1,380.6	$1,480.5	$1,614.2

Roll Forward of Value of Business Acquired

Balance at beginning of period	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9	$78.3	$76.0
Amortization	(3.3)	(2.9)	(11.5)	(2.3)	(2.4)	(2.4)	(9.6)	(2.4)	(2.7)
Cumulative effect of accounting change	(0.6)	-	-	-	-	-	-	-	-
Balance at end of period	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9	$78.3	$76.0	$73.3

3/31/2006					PAGE 19
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Fixed Annuities - Balance at Beginning of Year	$16.615	$18.004	$20.087	$21.220	$21.565

Gross Deposits	3.342	3.672	3.125	3.110	2.947
Withdrawals & deaths	(2.448)	(2.637)	(2.074)	(2.227)	(2.714)
Net flows	0.894	1.035	1.051	0.884	0.234
Transfer from (to) var annuities	(0.428)	0.108	(0.817)	(1.395)	(1.548)
Interest credited	0.923	0.940	0.899	0.856	0.838
Fixed Annuities-Gross	18.004	20.087	21.220	21.565	21.089
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Fixed Annuities - Balance at End of Year*	$16.491	$18.085	$18.868	$19.268	$18.856

Variable Annuities - Balance at Beginning of Year	$39.053	$33.999	$26.550	$33.930	$40.362

Gross Deposits	2.792	2.381	2.505	5.082	6.296
Withdrawals & deaths	(3.905)	(3.394)	(3.181)	(3.797)	(4.299)
Net flows	(1.113)	(1.014)	(0.676)	1.285	1.997
Transfer from (to) fixed annuities	0.435	(0.092)	0.803	1.387	1.559
Invest inc & change in mkt value	(4.376)	(6.344)	7.253	3.760	3.683
Var Annuities - Balance at End of Year **	$33.999	$26.550	$33.930	$40.362	$47.601

Total Annuities - Balance at Beginning of Year	$55.668	$52.003	$46.637	$55.150	$61.927

Gross Deposits	6.134	6.053	5.630	8.192	9.244
Withdrawals & deaths	(6.353)	(6.032)	(5.255)	(6.023)	(7.013)
Net flows	(0.219)	0.021	0.375	2.169	2.231
Transfers	0.007	0.017	(0.014)	(0.008)	0.011
Interest credited & change in mkt value	(3.453)	(5.404)	8.152	4.616	4.521
Total Gross Annuities- Balance at End of Year	52.003	46.637	55.150	61.927	68.690
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Total Annuities (Net of Ceded) - Balance at End of Year	$50.490	$44.634	$52.797	$59.629	$66.457

Alliance Mutual Funds - Balance at Beg of Year***	$0.375	$0.639	$0.888	$1.856	$2.861

Gross Deposits	0.275	0.362	0.614	0.828	1.066
Withdrawals & deaths	0.049	0.069	0.019	(0.075)	(0.410)
Net flows	0.324	0.432	0.632	0.753	0.656
Transfers	(0.007)	(0.030)	0.007	(0.031)	(0.007)
Interest credited & change in mkt value	(0.052)	(0.153)	0.330	0.282	0.262
Total Alliance Mutual Funds - Balance at End of Year	$0.639	$0.888	$1.856	$2.861	$3.772

Total Annuities and Alliance Mutual Funds -
Balance Beginning of Year	$56.042	$52.642	$47.525	$57.006	$64.788

Gross Deposits	6.409	6.415	6.244	9.020	10.310
Withdrawals & deaths	(6.304)	(5.962)	(5.236)	(6.098)	(7.423)
Net flows	0.105	0.453	1.007	2.922	2.887
Transfers	(0.000)	(0.013)	(0.008)	(0.039)	0.004
Interest credited & change in mkt value	(3.505)	(5.558)	8.482	4.898	4.783
Total Gross Annuities and Alliance - Balance End of Year	52.642	47.525	57.006	64.788	72.462
Reinsurance Ceded	(1.514)	(2.003)	(2.353)	(2.297)	(2.233)
Total Annuities and Alliance Mutual Funds
Balance at End of Year - (net of ceded)	$51.128	$45.522	$54.653	$62.491	$70.229

Run-off Group Pension Accounts - Not Included above	3.060	2.844	2.947	2.906	2.737

Total Retirement Segment Account Values - (net of ceded)	$54.189	$48.367	$57.600	$65.397	$72.966

Var Ann Under Agreement - Included above	0.438	0.298	0.310	0.266	0.216

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$3.213	$3.600	$3.067	$3.046	$2.828
Variable Annuities Incremental Deposits	1.985	2.207	2.405	4.928	6.164
Total Annuities Incremental Deposits	5.198	5.807	5.472	7.974	8.992
Total Alliance Mutual Funds Incremental Deposits	0.639	0.362	0.614	0.828	1.066
Total Annuities and Alliance Mutual Funds
Incremental Deposits	$5.837	$6.170	$6.086	$8.802	$10.058

* Includes Fixed Annuity products offered under the Alliance program and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

3/31/2006											PAGE 20
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Fixed Annuities - Balance at Beginning of Quarter	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565	$21.375	$21.417	$21.319	$21.089

Gross Deposits	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740	0.793	0.718	0.696	0.693
Withdrawals & deaths	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)	(0.632)	(0.629)	(0.676)	(0.712)
Net flows	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)	0.161	0.090	0.021	(0.019)
Transfer to var annuities	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)	(0.329)	(0.399)	(0.460)	(0.446)
Interest credited	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207	0.210	0.212	0.209	0.205
Fixed Annuities - Gross	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375	21.417	21.319	21.089	20.829
Reinsurance Ceded	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)
Fixed Annuities - Balance at End of Quarter*	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856	$18.628

Variable Annuities - Balance at Beginning of Quarter	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319	$45.059	$47.601

Gross Deposits	0.468	0.651	0.933	1.156	1.237	1.257	1.433	1.478	1.513	1.585	1.720	1.877
Withdrawals & deaths	(0.759)	(0.798)	(0.798)	(0.930)	(0.973)	(0.904)	(0.990)	(1.012)	(1.018)	(1.136)	(1.134)	(1.263)
Net flows	(0.291)	(0.147)	0.135	0.226	0.264	0.352	0.443	0.466	0.495	0.450	0.586	0.615
Transfer from fixed annuities	0.249	0.238	0.361	0.393	0.279	0.288	0.427	0.363	0.333	0.400	0.464	0.445
Invest inc & change in mkt value	3.761	0.973	3.249	0.908	0.064	(0.436)	3.224	(0.681)	0.981	1.890	1.493	2.164
Variable Annuities - Balance at End of Quarter **	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319	$45.059	$47.601	$50.825

Total Annuities - Balance at Beginning of Quarter	$46.014	$49.985	$51.318	$55.151	$56.738	$57.540	$57.901	$61.927	$61.885	$63.736	$66.378	$68.690

Gross Deposits	1.247	1.430	1.725	1.973	2.016	2.039	2.164	2.218	2.306	2.304	2.416	2.570
Withdrawals & deaths	(1.261)	(1.290)	(1.355)	(1.501)	(1.487)	(1.459)	(1.576)	(1.790)	(1.650)	(1.764)	(1.809)	(1.974)
Net flows	(0.014)	0.139	0.370	0.472	0.528	0.581	0.588	0.428	0.657	0.539	0.607	0.596
Transfers	(0.001)	(0.005)	(0.008)	(0.006)	(0.001)	0.001	(0.002)	0.004	0.003	0.000	0.003	(0.001)
Interest credited & change in mkt value	3.986	1.198	3.472	1.121	0.275	(0.221)	3.440	(0.474)	1.191	2.102	1.702	2.369
Total Annuities - Gross	49.985	51.318	55.151	56.738	57.540	57.901	61.927	61.885	63.736	66.378	68.690	71.654
Reinsurance Ceded	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)
Total Annuities (Net of Ceded) - Bal at End of Quarter	$47.817	$49.053	$52.798	$54.387	$55.207	$55.585	$59.630	$59.594	$61.460	$64.120	$66.457	$69.452

Alliance Mutual Funds - Balance at Beginning of Quarter***	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672	$3.772

Gross Deposits	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200	0.223	0.318
Withdrawals & deaths	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)	(0.208)	(0.056)
Net flows	0.113	0.138	0.165	0.240	0.172	0.135	0.206	0.347	0.201	0.093	0.014	0.262
Transfers	(0.001)	0.006	0.004	0.007	(0.013)	(0.025)	0.000	0.002	(0.006)	(0.000)	(0.003)	0.005
Interest credited & change in mkt value	0.151	0.045	0.162	0.060	0.013	(0.014)	0.225	(0.048)	0.075	0.147	0.088	0.209
Total Alliance Mutual Funds - Balance at End of Quarter	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672	$3.772	$4.248

Total Annuities and Alliance Mutual Funds -
Balance at Beginning of Quarter	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788	$65.048	$67.168	$70.050	$72.462

Gross Deposits	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639	2.529	2.504	2.639	2.888
Withdrawals & deaths	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)	(1.671)	(1.871)	(2.018)	(2.030)
Net flows	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776	0.857	0.633	0.621	0.858
Transfers	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006	(0.003)	0.000	0.000	0.005
Interest credited & change in mkt value	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)	1.266	2.249	1.790	2.578
Total Gross Annuities and Alliance Mutual Funds -
Balance at End of Quarter	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048	67.168	70.050	72.462	75.902
Reinsurance Ceded	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)
Total Annuities and Alliance Mutual Funds
Balance at End of Quarter (net of ceded)	$49.152	$50.577	$54.654	$56.550	$57.542	$58.016	$62.491	$62.757	$64.892	$67.793	$70.229	$73.700

Run-off Group Pension Accounts - Not Included Above	2.888	2.888	2.947	2.943	2.910	2.857	2.906	2.886	2.883	2.877	2.737	2.753

Total Retirement Segment Account Values - (net of ceded)	$52.040	$53.466	$57.601	$59.493	$60.452	$60.872	$65.397	$65.643	$67.775	$70.669	$72.966	$76.453

Var Ann Under Agreement - Included above	0.301	0.296	0.310	0.301	0.283	0.261	0.266	0.244	0.232	0.226	0.216	0.208

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719	$0.779	$0.689	$0.642	$0.680
Variable Annuities Incremental Deposits	0.444	0.628	0.899	1.120	1.194	1.212	1.402	1.443	1.476	1.558	1.687	1.851
Total Annuities Incremental Deposits	1.212	1.394	1.679	1.914	1.961	1.979	2.120	2.162	2.256	2.247	2.328	2.531
Total Alliance Mutual Funds Incremental Deposits	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222	0.200	0.223	0.318
Total Annuities and Alliance Mutual Funds Incremental Deposits	$1.328	$1.543	$1.833	$2.165	$2.148	$2.146	$2.342	$2.582	$2.478	$2.447	$2.551	$2.849

* Includes Fixed Annuity products offered under the Alliance program and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

3/31/2006					PAGE 21
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$1.712	$1.844	$1.415	$1.026	$0.681
Withdrawals	(1.604)	(1.473)	(0.934)	(1.119)	(1.456)
Net Flows	$0.108	$0.371	$0.481	$(0.093)	$(0.776)

Gross Fixed Contract Account Values		$10.475	$11.440	$11.820	$11.519
Reinsurance Ceded		(2.003)	(2.353)	(2.297)	(2.233)
Net Fixed Contract Account Values		$8.473	$9.087	$9.522	$9.286

Fixed Portion of Variable Contracts
Deposits	$1.630	$1.828	$1.710	$2.085	$2.267
Withdrawals	(0.844)	(1.164)	(1.140)	(1.108)	(1.257)
Net Flows	$0.786	$0.664	$0.570	$0.977	$1.010

Fixed Portion of Variable Contract Account Values		$9.612	$9.781	$9.746	$9.570

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.422	$4.208	$4.215	$7.166	$8.563
Withdrawals	(4.748)	(4.558)	(4.320)	(4.904)	(5.556)
Net Flows	$(0.326)	$(0.350)	$(0.106)	$2.262	$3.007

Variable Contract Account Values		$36.162	$43.711	$50.108	$57.171

Average Daily Variable Annuity Account Values	$35.054	$30.026	$29.002	$36.018	$42.816

Alliance Mutual Funds Contracts
Deposits	$0.275	$0.362	$0.614	$0.828	$1.066
Withdrawals	0.049	0.069	0.019	(0.075)	(0.410)
Net Flows	$0.324	$0.432	$0.632	$0.753	$0.656

Alliance Mutual Funds Contract Account Values*	$0.639	$0.888	$1.856	$2.861	$3.772

Average Daily Alliance Mutual Funds Acct Vals*	$0.519	$0.800	$1.371	$2.304	$3.401

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net investment income (2) (3)	7.38%	6.98%	6.41%	6.28%	6.07%
Interest credited to policyholders	5.33%	4.87%	4.25%	3.92%	3.81%
Spread (2) (3)	2.05%	2.11%	2.16%	2.37%	2.26%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 8 bps in 2005, 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for the full year.

3/31/2006											PAGE 22
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198	$0.180	$0.145	$0.158	$0.162
Withdrawals	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)	(0.303)	(0.326)	(0.374)	(0.376)
Net Flows	$0.121	$0.106	$0.094	$0.096	$(0.013)	$(0.066)	$(0.110)	$(0.256)	$(0.123)	$(0.182)	$(0.216)	$(0.214)

Gross Fixed Contract Account Values	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684	$11.681	$11.618	$11.519	$11.421
Reinsurance Ceded	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)	(2.257)	(2.233)	(2.202)
Net Fixed Contract Account Values	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392	$9.404	$9.360	$9.286	$9.219

Fixed Portion of Variable Contracts
Deposits	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541	$0.613	$0.574	$0.539	$0.531
Withdrawals	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)	(0.329)	(0.302)	(0.302)	(0.335)
Net Flows	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218	$0.284	$0.271	$0.237	$0.195

Fixed Portion of Variable Contract Account Values	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691	$9.736	$9.702	$9.570	$9.409

Variable Annuities - including fixed portion of variable contracts
Deposits	$0.891	$1.086	$1.378	$1.608	$1.767	$1.819	$1.972	$2.020	$2.126	$2.159	$2.258	$2.408
Withdrawals	(1.026)	(1.052)	(1.102)	(1.232)	(1.226)	(1.172)	(1.274)	(1.336)	(1.347)	(1.438)	(1.436)	(1.598)
Net Flows	$(0.135)	$0.034	$0.276	$0.376	$0.541	$0.647	$0.698	$0.684	$0.780	$0.721	$0.823	$0.810

Variable Contract Account Values	$38.985	$40.091	$43.711	$45.088	$45.785	$46.090	$50.108	$50.202	$52.056	$54.760	$57.171	$60.233

Average Daily Variable Annuity Account Values	$27.933	$30.016	$32.158	$35.116	$35.354	$35.334	$38.269	$40.378	$41.010	$44.099	$45.828	$49.521

Alliance Mutual Fund Contracts
Deposits	$0.116	$0.148	$0.154	$0.251	$0.187	$0.167	$0.223	$0.421	$0.222	$0.200	$0.223	$0.318
Withdrawals	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)	(0.107)	(0.208)	(0.056)
Net Flows	$0.113	$0.138	$0.165	$0.240	$0.172	$0.135	$0.206	$0.347	$0.201	$0.093	$0.014	$0.262

Alliance Mutual Funds Contract Account Values *	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432	$3.672	$3.772	$4.248

Average Alliance Mutual Funds Account Values*	$1.262	$1.474	$1.739	$2.044	$2.211	$2.341	$2.620	$3.038	$3.270	$3.592	$3.728	$4.032

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net investment income (2)(3)	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%	6.06%	6.04%	6.13%	6.19%
Interest credited to policyholders	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%	3.81%	3.80%	3.79%	3.78%
Spread (2)(3)	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%	2.25%	2.24%	2.34%	2.40%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 13 bps in the 1st quarter of 2006, 11 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, 9 bps in the 2nd quarter of 2005, 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004 and 7 bps in the first quarter of 2004.

(3) 1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

3/31/2006					PAGE 23
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005
Operating Revenue
Premiums	$212.4	$203.8	$194.9	$194.0	$198.7
Surrender charges	66.1	54.1	53.6	51.8	43.6
Mortality assessments	499.4	501.5	516.7	518.7	533.6
Expense assessments	191.4	199.5	201.8	208.6	213.1
Other revenue and fees	17.9	23.7	28.0	31.4	34.0
Net investment income	910.2	899.1	911.1	948.4	970.7
Total Operating Revenue	1,897.5	1,881.7	1,906.1	1,952.9	1,993.5

Operating Expenses
Benefits paid or provided:
Benefits	418.6	427.4	416.0	404.0	422.4
Div accum & div to policyholders	78.5	76.0	81.6	77.4	77.7
Interest credited to policy bal.	569.9	598.6	598.2	579.7	590.2
Total insurance benefits	1,067.0	1,101.9	1,095.8	1,061.2	1,090.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	318.4	330.2	350.1	331.1	362.6
Operating and administrative expenses	166.8	162.2	166.2	168.6	176.4
Taxes, licenses and fees	49.2	53.2	62.2	49.1	53.9
Subtotal	534.5	545.6	578.5	548.9	592.9
DAC deferral net of amortization	(229.8)	(230.7)	(235.2)	(152.2)	(191.9)
VOBA amortization	75.9	73.9	81.4	82.2	60.6
Total underwriting, acquisition,
insurance and other expenses	380.5	388.8	424.7	478.9	461.6
Goodwill amortization	23.7	-	-	-	-
Total Operating Expenses	1,471.2	1,490.8	1,520.6	1,540.0	1,551.9

Operating income before federal taxes	426.3	390.9	385.5	412.9	441.6

Federal income taxes	151.0	121.9	120.9	132.6	142.7

Income from Operations	$275.3	$269.0	$264.5	$280.3	$298.9

Effective Tax Rate	35.4%	31.2%	31.4%	32.1%	32.3%

Average capital	$2,734.4	$2,846.3	$2,849.9	$3,036.1	$3,415.4
Return on average capital	10.1%	9.4%	9.3%	9.2%	8.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$1,079.3	$1,265.7	$1,424.5	$1,578.3	$1,691.9
Deferral	324.8	336.5	370.8	365.2	396.9
Amortization	(95.0)	(105.8)	(135.5)	(213.0)	(205.0)
Included in Total Operating Expenses	229.8	230.7	235.2	152.2	191.9
Adjustment related to realized (gains) losses
on available-for-sale securities	43.0	39.7	(31.9)	(16.1)	(14.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(89.0)	(130.9)	(49.5)	(25.6)	100.7
Other*	2.5	19.3	-	3.2	-
Balance at end of period	$1,265.7	$1,424.5	$1,578.3	$1,691.9	$1,970.0

Roll Forward of Value of Business Acquired

Balance at beginning of period	$1,040.5	$963.9	$890.0	$808.6	$726.5
Amortization	(75.9)	(73.9)	(81.4)	(82.2)	(60.6)
Other	(0.7)	-	-	-	-
Balance at end of period	$963.9	$890.0	$808.6	$726.5	$665.8

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period	$133.0	$179.7	$228.6	$292.7	$326.6
Deferral	74.1	85.8	92.1	98.0	84.9
Amortization	(27.4)	(37.0)	(27.9)	(64.1)	(50.9)
Included in Income from Operations	46.7	48.9	64.1	33.9	33.9
Balance at end of period	$179.7	$228.6	$292.7	$326.6	$360.5

*Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet.

3/31/2006									PAGE 24
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Operating Revenue
Premiums	$47.9	$48.3	$44.3	$53.6	$45.6	$47.9	$47.5	$57.8	$51.2
Surrender charges	13.8	12.7	11.1	14.2	12.0	9.1	10.8	11.6	10.3
Mortality assessments	128.5	129.6	130.1	130.5	133.3	132.7	129.8	137.8	138.4
Expense assessments	49.8	51.0	49.8	58.0	48.8	50.2	51.8	62.3	52.8
Other revenue and fees	7.8	8.2	7.3	8.1	8.2	8.2	8.6	8.9	8.7
Net investment income	235.7	234.9	238.4	239.4	236.3	249.2	244.1	241.2	253.6
Total Operating Revenue	483.4	484.8	481.1	503.7	484.2	497.3	492.4	519.6	515.0

Operating Expenses
Benefits paid or provided:
Benefits	97.4	104.4	95.8	106.4	97.4	105.0	117.9	102.0	107.5
Div accum & div to policyholders	18.5	18.6	16.7	23.6	18.4	18.4	17.3	23.6	17.4
Interest credited to policy bal.	144.8	143.9	143.8	147.1	145.8	145.2	149.0	150.2	150.1
Total insurance benefits	260.7	267.0	256.3	277.2	261.6	268.6	284.3	275.8	275.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other-volume related expenses	78.0	73.0	80.7	99.4	77.2	83.5	92.6	109.2	87.4
Operating and administrative expenses	38.5	40.7	46.5	42.9	40.7	42.2	50.3	43.3	35.0
Taxes, licenses and fees	12.4	11.5	12.8	12.5	14.7	12.5	11.9	14.7	15.2
Subtotal	128.9	125.2	140.0	154.7	132.6	138.2	154.8	167.3	137.5
DAC deferral net of amortization	(35.0)	(37.3)	(25.9)	(54.0)	(25.2)	(34.0)	(76.6)	(56.1)	(35.9)
VOBA amortization	18.5	17.5	29.8	16.4	15.5	12.5	18.9	13.8	13.9
Total underwriting, acquisition,
insurance and other expenses	112.4	105.4	144.0	117.1	122.9	116.7	97.1	124.9	115.6
Total Operating Expenses	373.1	372.4	400.3	394.3	384.5	385.3	381.3	400.8	390.6

Operating income before federal taxes	110.3	112.4	80.7	109.5	99.7	112.0	111.1	118.8	124.4

Federal income taxes	35.5	36.2	25.4	35.5	32.0	36.2	36.0	38.6	42.2

Income from Operations	$74.8	$76.2	$55.4	$74.0	$67.7	$75.8	$75.1	$80.2	$82.2

Effective Tax Rate	32.2%	32.2%	31.4%	32.4%	32.1%	32.3%	32.4%	32.5%	33.9%

Average capital	$2,927.4	$2,993.5	$3,086.4	$3,137.0	$3,300.3	$3,417.8	$3,432.9	$3,510.7	$3,518.1
Return on average capital	10.2%	10.2%	7.2%	9.4%	8.2%	8.9%	8.8%	9.1%	9.3%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8	$1,884.1	$1,970.0
Deferral	83.7	81.1	90.8	109.7	85.0	91.1	102.0	118.9	95.8
Amortization	(48.7)	(43.8)	(64.9)	(55.7)	(59.8)	(57.0)	(25.3)	(62.8)	(59.9)
Included in Total Operating Expenses	35.0	37.3	25.9	54.0	25.2	34.0	76.6	56.1	35.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.8)	(2.4)	(4.8)	(5.0)	(2.0)	(5.9)	(5.4)	(1.3)	(3.7)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(77.6)	165.0	(109.3)	(3.7)	71.6	(100.1)	98.1	31.1	100.2
Other*	3.0	0.2	(0.1)	0.2	-	-	-	-	-
Balance at end of period	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8	$1,884.1	$1,970.0	$2,102.4

Roll Forward of Value of Business Acquired

Balance at beginning of period	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5	$679.6	$665.8
Amortization	(18.5)	(17.5)	(29.8)	(16.4)	(15.5)	(12.5)	(18.9)	(13.8)	(13.9)
Balance at end of period	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5	$679.6	$665.8	$651.9

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5	$355.4	$360.5
Deferral	22.8	24.1	23.8	27.3	21.1	20.9	19.9	23.0	20.7
Amortization	(14.0)	(13.4)	(19.6)	(17.1)	(19.7)	(17.3)	4.0	(17.9)	(18.0)
Included in Income from Operations	8.9	10.7	4.2	10.2	1.4	3.6	23.9	5.1	2.7
Balance at end of period	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5	$355.4	$360.5	$363.2

*First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006					PAGE 25
Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$184.7	$356.9	$417.0	$401.1	$438.4
MoneyGuard	107.9	138.4	224.7	244.5	226.0
Total	292.7	495.3	641.6	645.6	664.4
Variable Universal Life	228.6	134.5	79.4	84.8	106.6
Whole Life	26.3	30.3	34.4	41.2	40.7
Term	30.8	32.3	40.2	41.0	33.8
Total Retail	578.4	692.3	795.7	812.6	845.4
Corporate Owned Life Insurance (COLI)	47.3	88.1	125.6	73.7	70.5
Total	$625.6	$780.4	$921.3	$886.2	$915.9

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$196.1	$201.7	$223.5	$209.3	$183.1
Lincoln Financial Distributors	413.0	556.3	631.9	623.7	676.2
Other*	16.6	22.4	65.8	53.2	56.6
Total by Distribution	$625.6	$780.4	$921.3	$886.2	$915.9

Life Insurance In-Force (Billions)
Universal Life & Other	$121.168	$126.016	$129.623	$132.120	$136.519
Term Insurance	113.226	127.880	151.717	172.459	187.850
Total Life Segment In-Force	$234.394	$253.896	$281.340	$304.579	$324.369

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5	$87.1	$104.1	$102.9	$144.4	$108.6
MoneyGuard	48.9	58.2	71.4	56.2	61.1	60.7	66.6	49.4	53.4	60.7	62.5	51.5
Total	142.7	172.3	195.9	151.9	161.8	150.8	181.1	136.4	157.4	163.6	206.9	160.1
Variable Universal Life	14.1	16.6	24.4	22.5	17.7	17.2	27.5	25.9	23.8	23.4	33.4	27.1
Whole Life	7.1	8.5	12.3	10.8	7.6	9.7	13.1	7.8	8.3	10.2	14.4	8.3
Term	9.6	10.5	10.9	10.5	10.6	10.4	9.4	9.2	8.6	8.0	8.0	8.3
Total Retail	173.5	208.0	243.5	195.6	197.8	188.1	231.2	179.3	198.1	205.3	262.6	203.7
Corporate Owned Life Insurance (COLI)	61.8	23.7	29.6	14.2	9.9	29.2	20.4	24.8	10.2	22.3	13.1	19.6
Total	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6	$275.8	$223.4

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$46.8	$66.2	$68.5	$47.7	$47.2	$48.2	$66.1	$43.1	$44.3	$45.6	$50.1	$41.5
Lincoln Financial Distributors	148.3	156.8	195.2	151.4	152.9	152.0	167.4	149.7	153.5	173.0	200.0	158.2
Other*	40.2	8.7	9.4	10.6	7.5	17.1	18.0	11.3	10.6	9.0	25.7	23.7
Total by Distribution	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4	$227.6	$275.8	$223.4

Insurance In-Force (Billions)
Universal Life & Other	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120	$132.436	$133.347	$134.483	$136.519	$137.562
Term Insurance	139.191	145.480	151.717	157.338	162.953	167.979	172.459	176.541	180.659	184.334	187.850	191.825
Total Segment In-Force	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579	$308.976	$314.005	$318.817	$324.369	$329.388

*Other consists of distribution arrangements with third-party intermediaries.

3/31/2006					PAGE 26
Life Insurance Segment
Life Insurance Account Value Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005
Universal Life-Bal Beg-of-Year	$6.976	$7.508	$8.211	$9.030	$9.648
Deposits	1.043	1.332	1.532	1.433	1.432
Withdrawals & deaths	(0.319)	(0.426)	(0.437)	(0.474)	(0.422)
Net flows	0.724	0.906	1.095	0.959	1.010
Policyholder assessments	(0.598)	(0.648)	(0.702)	(0.753)	(0.804)
Interest credited	0.405	0.428	0.427	0.413	0.418
Acq of new business/transfers between segments	-	0.018	-	-	-
Universal Life-Bal End of Year (1)	$7.508	$8.211	$9.030	$9.648	$10.271

Variable Universal Life-Bal Beg-of-Year	$1.808	$1.746	$1.690	$2.195	$2.520
Deposits	0.584	0.504	0.448	0.560	0.535
Withdrawals & deaths	(0.251)	(0.193)	(0.208)	(0.315)	(0.242)
Net flows	0.332	0.311	0.240	0.245	0.294
Policyholder assessments	(0.170)	(0.186)	(0.191)	(0.194)	(0.202)
Invest inc & chg in mkt value	(0.225)	(0.313)	0.457	0.273	0.249
Acq of new business/transfers between segments	-	0.132	-	-	-
Variable Universal Life -Bal end of year	$1.746	$1.690	$2.195	$2.520	$2.861

Interest Sensitive Whole Life - Bal Beg-of-Year	$2.062	$2.123	$2.186	$2.195	$2.214
Deposits	0.307	0.301	0.279	0.250	0.272
Withdrawals & deaths	(0.200)	(0.199)	(0.236)	(0.207)	(0.220)
Net flows	0.107	0.103	0.043	0.043	0.052
Policyholder assessments	(0.164)	(0.167)	(0.159)	(0.149)	(0.176)
Interest credited	0.118	0.127	0.125	0.126	0.146
Int Sensitive Whole Life-Bal End -of -Year	$2.123	$2.186	$2.195	$2.214	$2.236

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	$10.847	$11.377	$12.086	$13.420	$14.382
Deposits	1.934	2.138	2.259	2.243	2.240
Withdrawals & deaths	(0.771)	(0.818)	(0.881)	(0.996)	(0.884)
Net flows	1.163	1.320	1.377	1.247	1.356
Policyholder assessments	(0.931)	(1.002)	(1.053)	(1.096)	(1.182)
Invest inc & change in market value	0.299	0.241	1.009	0.812	0.813
Acq of new business/transfers between segments	-	0.150	-	-	-
Total Segment -Bal end of year	$11.377	$12.086	$13.420	$14.382	$15.368

Life Product Spread Information (2)

Interest Sensitive Products
Net investment income (3)(4)	7.63%	7.30%	6.97%	6.67%	6.32%
Interest credited to policyholders	5.86%	5.77%	5.36%	4.85%	4.69%
Spread (3)(4)	1.77%	1.53%	1.61%	1.81%	1.63%

Traditional Products
Net investment income (3)(4)	7.49%	7.42%	6.99%	6.90%	6.43%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, 2004 and 2005, interest sensitive products represented 86%, 87%, 88%, 88%,and 89%, respectively, of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 7 bps in 2005, 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 6 bps in 2005, 18 bps in 2004, 6 bpsin 2003, 5 bps in 2002, and 13 bps in 2001.

(4) 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

3/31/2006											PAGE 27
Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006
Universal Life-Bal Beg-of-Quarter	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902	$10.053	$10.271
Deposits	0.350	0.426	0.440	0.342	0.345	0.333	0.413	0.321	0.333	0.349	0.429	0.353
Withdrawals & deaths	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)	(0.115)	(0.101)	(0.103)	(0.105)	(0.116)
Net flows	0.249	0.309	0.327	0.225	0.217	0.221	0.296	0.207	0.233	0.246	0.324	0.236
Policyholder assessments	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)	(0.194)	(0.198)	(0.200)	(0.213)	(0.214)
Interest credited	0.106	0.108	0.106	0.103	0.102	0.103	0.105	0.103	0.103	0.105	0.107	0.106
Universal Life-Bal End-of-Quarter (1)	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902	$10.053	$10.271	$10.400

Variable Universal Life-Bal Beg of Quarter	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587	$2.734	$2.861
Deposits	0.114	0.093	0.123	0.106	0.108	0.156	0.192	0.130	0.131	0.138	0.136	0.133
Withdrawals & deaths	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)	(0.069)	(0.062)	(0.065)	(0.045)	(0.066)
Net flows	0.064	0.045	0.049	0.032	0.066	0.067	0.081	0.061	0.068	0.073	0.091	0.067
Policyholder assessments	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)	(0.049)	(0.049)	(0.050)	(0.054)	(0.052)
Invest inc & chg in mkt value	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214	(0.031)	0.067	0.125	0.089	0.152
Variable Universal Life -Bal End-of-Quarter	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587	$2.734	$2.861	$3.028

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202	$2.213	$2.236
Deposits	0.062	0.067	0.098	0.054	0.055	0.059	0.082	0.061	0.062	0.066	0.083	0.049
Withdrawals & deaths	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)	(0.068)	(0.055)	(0.048)	(0.048)	(0.056)
Net flows	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032	(0.007)	0.007	0.018	0.035	(0.006)
Policyholder assessments	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)	(0.045)	(0.043)	(0.043)	(0.045)	(0.038)
Interest credited	0.032	0.032	0.031	0.032	0.031	0.032	0.030	0.039	0.037	0.036	0.034	0.034
Int Sensitive Whole Life-Bal End-of-Quarter	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202	$2.213	$2.236	$2.227

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691	$15.001	$15.368
Deposits	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648	0.535
Withdrawals & deaths	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)	(0.252)	(0.218)	(0.216)	(0.198)	(0.238)
Net flows	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450	0.297
Policyholder assessments	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)	(0.287)	(0.290)	(0.293)	(0.312)	(0.303)
Invest inc & change in market value	0.363	0.202	0.341	0.205	0.145	0.114	0.348	0.111	0.206	0.266	0.230	0.293
Total Segment -Bal End-of-Quarter	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691	$15.001	$15.368	$15.655

Life Product Spread Information (2)

Interest Sensitive Products
Net investment income (3)(4)(5)	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%	6.32%	6.35%	6.35%	6.26%	6.47%
Interest credited to policyholders	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%	4.75%	4.65%	4.70%	4.66%	4.64%
Spread (3)(4)	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%	1.57%	1.71%	1.65%	1.60%	1.83%

Traditional Products
Net investment income (3)(4)	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%	6.43%	6.50%	6.40%	6.36%	6.48%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of March 31, 2006, interest sensitive products represented 89% of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 7 bps in the 1st quarter of 2006, 11 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 0 bps in the 1st quarter of 2005, 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, and 7 bps in the 1st quarter of 2004. There was an impact on traditional products of 6 bps in the 1st quarter of 2006, 0 bps in the 4th quarter of 2005, 6 bps in the 3rd quarter of 2005, 12 bps in the 2nd quarter of 2005, 5 bps in the 1st quarter of 2005, 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, and 0 bps in the 1st quarter of 2004.

(4) First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

(5) The net investment income and spread for the first quarter of 2006 includes 17 basis points of incremental yield from special investments.

3/31/2006					PAGE 28
Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Investment advisory fees - External	$197.2	$183.3	$205.0	$252.5	$279.0
Investment advisory fees - Insurance-related assets	105.0	97.7	101.2	105.8	98.8
Other revenue and fees	51.7	46.5	72.8	66.2	65.8
Surrender charges	2.2	2.4	2.3	1.9	2.3
Expense assessments	45.3	38.1	42.8	56.8	68.9
Net investment income	53.6	50.5	49.9	51.7	53.0
Operating Revenue	454.9	418.5	474.0	534.9	567.8

Operating Expenses
Interest credited to policy bal.	38.7	31.3	26.4	26.9	27.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	31.6	35.5	42.2	53.0	60.1
Operating and administrative expenses	344.6	335.5	368.7	392.9	430.3
DAC deferral net of amortization	(4.7)	(9.2)	(22.8)	(27.1)	(19.8)
Taxes, licenses and fees	16.8	13.0	10.3	17.0	10.7
Subtotal	388.2	374.9	398.4	435.8	481.2
Other intangibles amortization	10.8	8.2	7.9	9.7	7.8
Total underwriting, acquisition,
insurance and other expenses	399.0	383.2	406.3	445.5	489.0
Goodwill amortization	16.2	-	-	-	-
Total Operating Expenses	454.0	414.4	432.7	472.5	516.9

Operating income before federal taxes	0.9	4.1	41.3	62.4	50.9

Federal income taxes	7.0	2.2	6.8	18.9	14.9

Income (Loss) from Operations	$(6.1)	$1.8	$34.5	$43.6	$36.0

Effective tax rate	NM	54.8%	16.5%	30.2%	29.3%

Average capital (securities at cost)	$557.0	$581.2	$602.4	$610.9	$544.9
Return on average capital	(1.1%)	0.3%	5.7%	7.1%	6.6%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$81.1	$85.6	$90.8	$91.8	$120.4
Deferral	35.6	42.0	42.0	51.4	48.2
Amortization	(30.8)	(32.9)	(19.2)	(24.3)	(28.3)
Included in Total Benefits and Expenses	4.7	9.2	22.8	27.1	19.8
Adjustment related to realized (gains) losses
on available-for-sale securities	1.6	2.3	0.5	(1.3)	(0.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(1.8)	(6.3)	(22.2)	2.7	14.6
Balance at end of period	$85.6	$90.8	$91.8	$120.4	$154.5

3/31/2006									PAGE 29
Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Operating Revenue
Investment advisory fees - External	$62.7	$66.4	$67.4	$56.0	$59.4	$66.9	$73.6	$79.0	$84.9
Investment advisory fees - Insurance-related assets	26.5	26.1	26.4	26.8	24.8	24.6	24.9	24.5	25.1
Other revenue and fees	19.1	16.7	13.7	16.7	16.0	14.9	17.1	17.8	19.1
Surrender charges	0.5	0.5	0.4	0.5	0.7	0.5	0.6	0.5	0.8
Expense assessments	14.1	14.7	12.5	15.5	16.6	16.8	17.9	17.6	19.8
Net investment income	12.2	14.6	12.7	12.3	12.9	14.2	12.7	13.2	12.9
Operating Revenue	135.2	139.0	133.0	127.7	130.4	138.0	146.8	152.7	162.6

Operating Expenses
Interest credited to policy bal.	6.6	6.7	6.9	6.8	6.8	7.0	7.0	7.1	7.1
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	14.0	14.4	12.9	11.7	14.8	13.0	16.4	15.9	16.7
Operating and administrative expenses	96.1	98.5	98.1	100.2	96.4	111.5	112.8	109.5	104.5
DAC deferral net of amortization	(5.6)	(8.1)	(9.5)	(3.9)	(3.3)	(2.7)	(9.9)	(3.9)	(2.7)
Taxes, licenses and fees	3.9	5.5	4.6	3.1	3.0	2.3	2.7	2.8	4.8
Subtotal	108.5	110.3	106.0	111.0	110.9	124.1	122.0	124.2	123.3
Other intangibles amortization	2.0	2.0	2.0	3.8	1.9	1.9	2.0	2.0	2.0
Total underwriting, acquisition,
insurance and other expenses	110.4	112.3	108.0	114.8	112.8	126.0	124.0	126.2	125.2
Total Operating Expenses	117.0	118.9	114.8	121.7	119.6	133.0	131.0	133.3	132.3

Operating income before federal taxes	18.2	20.1	18.2	6.0	10.7	5.0	15.7	19.4	30.3

Federal income taxes	5.6	6.7	5.7	0.8	3.3	1.2	5.6	4.8	10.0

Income from Operations	$12.5	$13.4	$12.5	$5.2	$7.4	$3.9	$10.2	$14.6	$20.3

Effective tax rate	31.1%	33.4%	31.3%	13.6%	31.2%	23.1%	35.4%	24.9%	33.0%

Average capital (securities at cost)	$634.2	$634.8	$627.2	$547.3	$548.0	$542.5	$540.1	$549.0	$543.5
Return on average capital	7.9%	8.4%	8.0%	3.8%	5.4%	2.8%	7.5%	10.6%	14.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7	$146.2	$154.5
Deferral	11.7	13.4	12.5	13.8	12.2	10.6	12.8	12.6	13.3
Amortization	(6.1)	(5.3)	(3.0)	(10.0)	(8.9)	(7.8)	(2.9)	(8.6)	(10.6)
Included in Total Benefits and Expenses	5.6	8.1	9.5	3.9	3.3	2.7	9.9	3.9	2.7
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.6)	2.4	0.4	(0.5)	0.4	(0.0)	(0.4)	(0.4)	(0.3)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(9.6)	25.4	(14.8)	1.7	9.8	(9.9)	9.9	4.8	9.7
Balance at end of period	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7	$146.2	$154.5	$166.5

3/31/2006					PAGE 30
Investment Management
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Retail Fixed - Bal Beg-of-Period	$6.605	$7.118	$7.631	$8.186	$8.257

Fund Sales	0.876	1.218	1.792	1.882	2.483
Redemptions	(1.051)	(1.182)	(1.442)	(1.520)	(1.476)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	0.405	0.206	(0.168)	(0.212)	(0.082)
Net Flows	0.184	0.192	0.154	0.037	0.865
Market	0.330	0.321	0.401	0.290	0.079
Transfer of Assets Under Administration(1)	-	-	-	(0.256)	(0.001)
Balance end of period	$7.118	$7.631	$8.186	$8.257	$9.199

Retail Equity - Bal Beg-of-Period	$21.525	$17.990	$14.917	$20.887	$26.130

Fund Sales	2.817	4.477	3.791	7.110	11.573
Redemptions	(2.838)	(3.690)	(2.830)	(4.054)	(5.138)
Transfers	(0.538)	(0.173)	0.156	0.042	(0.203)
Net Flows	(0.560)	0.614	1.117	3.099	6.233
Market	(2.975)	(3.688)	4.854	3.256	3.114
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	(1.112)	(0.003)
Balance at end of period	$17.990	$14.917	$20.887	$26.130	$35.474

Total Retail - Bal Beg-of-Period	$28.130	$25.108	$22.547	$29.073	$34.387

Retail Sales-Annuities	1.701	2.751	2.151	2.757	2.957
Retail Sales-Mutual Funds	1.523	1.829	2.315	3.235	4.860
Retail Sales-Managed Acct. & Other	0.469	1.115	1.116	2.999	6.239
Total Retail Sales	3.693	5.695	5.583	8.992	14.056
Redemptions	(3.889)	(4.873)	(4.272)	(5.574)	(6.613)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	(0.133)	0.033	(0.012)	(0.170)	(0.285)
Net Flows	(0.375)	0.806	1.271	3.136	7.098
Market	(2.646)	(3.366)	5.255	3.546	3.193
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	(1.368)	(0.004)
Balance at end of period(1) (2)	$25.108	$22.547	$29.073	$34.387	$44.673

Institutional Fixed - Bal Beg-of-Period	$6.111	$5.489	$7.237	$8.399	$9.960

Inflows	0.643	2.281	1.937	5.134	4.277
Withdrawals/Terminations	(1.229)	(1.146)	(1.226)	(0.593)	(1.300)
Transfers	0.017	0.004	0.005	0.009	0.000
Net Flows (2)	(0.569)	1.139	0.716	4.549	2.977
Market	(0.053)	0.608	0.447	0.135	0.104
Sale of Subsidiary (2)	-	-	-	(3.124)	-
Balance at end of period (2)	$5.489	$7.237	$8.399	$9.960	$13.042

Institutional Equity - Bal Beg-of-Period	$19.114	$17.815	$16.711	$25.322	$11.682

Inflows	3.183	2.913	3.922	6.155	10.356
Withdrawals/Terminations	(2.879)	(1.991)	(2.178)	(3.583)	(4.520)
Transfers	0.035	0.045	0.018	0.057	0.048
Net Flows	0.338	0.967	1.762	2.629	5.884
Market	(1.637)	(2.071)	6.849	2.394	1.813
Sale of Subsidiary (2)	-	-	-	(18.664)	-
Balance at end of period	$17.815	$16.711	$25.322	$11.682	$19.379

Total Institutional - Bal Beg-of-Period	$25.225	$23.305	$23.948	$33.722	$21.643

Inflows	3.826	5.194	5.859	11.289	14.633
Withdrawals/Terminations	(4.109)	(3.137)	(3.404)	(4.176)	(5.820)
Transfers	0.052	0.050	0.023	0.066	0.048
Net Flows	(0.231)	2.106	2.478	7.178	8.861
Market	(1.690)	(1.463)	7.296	2.530	1.917
Sale of Subsidiary (2)	-	-	-	(21.787)	-
Balance at end of period	$23.305	$23.948	$33.722	$21.643	$32.420

Total Retail/Institutional - At end of period	$48.412	$46.495	$62.794	$56.029	$77.093

Insurance-related Assets - At end of period	$38.119	$41.104	$43.024	$43.980	$44.483

Total Retail/Inst - Net Flows	$(0.606)	$2.912	$3.749	$10.314	$15.959

Total Assets Under Management
At end of period	$86.531	$87.599	$105.818	$100.009	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$3.330	$2.460	$3.750	$10.740	$17.162
Institutional	0.030	0.020	0.030	3.740	4.782
Total Subadvised Assets	$3.360	$2.480	$3.780	$14.480	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, 2004 had net outflows of assets under management of approximately $1.052 billion.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 30A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

3/31/2006					PAGE 30A
Investment Management (excluding Assets Managed by
Delaware's London-based International Investment Unit)
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	2001	2002	2003	2004	2005

Retail Fixed - Bal Beg-of-Period	$6.604	$7.118	$7.631	$8.186	$8.257

Fund Sales	0.876	1.218	1.792	1.882	2.483
Redemptions	(1.051)	(1.182)	(1.442)	(1.520)	(1.476)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	0.405	0.206	(0.168)	(0.212)	(0.082)
Net Flows	0.184	0.192	0.154	0.037	0.865
Market	0.330	0.321	0.401	0.290	0.079
Transfer of Assets Under Administration (1)	-	-	-	(0.256)	(0.001)
Balance end of period	$7.118	$7.631	$8.186	$8.257	$9.199

Retail Equity - Bal Beg-of-Period	$21.525	$17.990	$14.624	$20.564	$26.130

Fund Sales	2.817	4.182	3.780	7.105	11.573
Redemptions	(2.838)	(3.684)	(2.765)	(4.024)	(5.138)
Transfers	(0.538)	(0.173)	0.156	0.042	(0.203)
Net Flows	(0.560)	0.325	1.171	3.123	6.233
Market	(2.975)	(3.691)	4.769	3.236	3.114
Transfer of Assets Under Administration (1)	-	-	-	(0.793)	(0.003)
Balance at end of period	$17.990	$14.624	$20.564	$26.130	$35.474

Total Retail - Bal Beg-of-Period	$28.129	$25.108	$22.255	$28.750	$34.387

Retail Sales-Annuities	1.701	2.456	2.140	2.752	2.957
Retail Sales-Mutual Funds	1.523	1.829	2.315	3.235	4.860
Retail Sales-Managed Acct. & Other	0.469	1.115	1.116	2.999	6.239
Total Retail Sales	3.693	5.399	5.572	8.987	14.056
Redemptions	(3.889)	(4.867)	(4.207)	(5.544)	(6.613)
Net Money Market	(0.046)	(0.050)	(0.028)	(0.113)	(0.060)
Transfers	(0.133)	0.033	(0.012)	(0.170)	(0.285)
Net Flows	(0.375)	0.517	1.325	3.160	7.098
Market	(2.646)	(3.370)	5.171	3.526	3.193
Transfer of Assets Under Administration (1)	-	-	-	(1.049)	(0.004)
Balance at end of period	$25.108	$22.255	$28.750	$34.387	$44.673

Institutional Fixed - Bal Beg-of-Period	$3.590	$3.377	$5.147	$5.981	$9.960

Inflows	0.388	2.177	1.540	4.356	4.277
Withdrawals/Terminations	(0.586)	(0.541)	(0.635)	(0.452)	(1.300)
Transfers	0.017	0.004	(0.126)	0.009	0.000
Net Flows	(0.181)	1.640	0.779	3.913	2.977
Market	(0.032)	0.130	0.055	0.067	0.104
Balance at end of period	$3.377	$5.147	$5.981	$9.960	$13.042

Institutional Equity - Bal Beg-of-Period	$9.664	$8.185	$7.201	$10.318	$11.682

Inflows	1.555	1.532	1.780	2.281	10.356
Withdrawals/Terminations	(2.334)	(1.333)	(1.161)	(2.428)	(4.520)
Transfers	0.035	0.045	0.034	0.118	0.048
Net Flows	(0.744)	0.245	0.653	(0.029)	5.884
Market	(0.735)	(1.229)	2.463	1.393	1.813
Balance at end of period	$8.185	$7.201	$10.318	$11.682	$19.379

Total Institutional - Bal Beg-of-Period	$13.255	$11.562	$12.348	$16.299	$21.643

Inflows	1.943	3.709	3.320	6.637	14.633
Withdrawals/Terminations	(2.920)	(1.874)	(1.796)	(2.880)	(5.820)
Transfers	0.052	0.050	(0.092)	0.127	0.048
Net Flows	(0.925)	1.885	1.433	3.884	8.861
Market	(0.767)	(1.099)	2.518	1.459	1.917
Balance at end of period	$11.562	$12.348	$16.299	$21.643	$32.420

Total Retail/Institutional - At end of period	$36.670	$34.603	$45.049	$56.029	$77.093

Insurance-related Assets - At end of period	$38.119	$41.104	$43.024	$43.980	$44.483

Total Retail/Inst - Net Flows	$(1.301)	$2.402	$2.757	$7.045	$15.959

Total Assets Under Management
At end of period	$74.789	$75.707	$88.072	$100.009	$121.576

Subadvised Assets, included in Assets Under Management above
Retail	$3.330	$2.460	$3.750	$10.740	$17.162
Institutional	0.030	0.020	0.030	3.740	4.782
Total Subadvised Assets	$3.360	$2.480	$3.780	$14.480	$21.945

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, 2004 had net outflows of assets under management of approximately $1.052 billion.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

3/31/2006												PAGE 31
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Retail Fixed - Bal-Beg-of-Qtr	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199

Fund Sales	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602	0.661	0.597
Redemptions	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)	(0.432)	(0.475)
Net Money Market	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)	(0.043)
Transfers	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023	(0.102)	0.034
Net Flows	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268	0.117	0.113
Market	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)	0.021	0.022
Transfer of Assets Under Administration(1)						(0.194)	(0.062)	(0.001)	-	-	-	-
Balance at End-of-Qtr	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199	$9.334

Retail Equity - Bal-Beg-of-Qtr	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474

Fund Sales	0.813	1.051	1.210	1.938	1.666	1.480	2.026	2.773	3.421	2.882	2.497	3.184
Redemptions	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)	(1.325)	(1.305)	(1.198)	(1.310)	(1.762)
Transfers	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)	0.042	(0.083)
Net Flows	0.213	0.457	0.592	0.944	0.634	0.485	1.036	1.265	2.166	1.573	1.229	1.339
Market	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685	(0.423)	0.763	1.979	0.796	2.677
Sale of Subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	-	-	(0.901)	(0.211)	(0.003)	-	-	-	-
Balance at End-of-Qtr	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474	$39.490

Total Retail - Bal-Beg-of-Qtr	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673

Retail Sales-Annuities	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655	0.752	0.815	0.918
Retail Sales-Mutual Funds	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110	1.094
Retail Sales-Managed Acct. & Other	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232	1.769
Total Retail Sales	1.282	1.494	1.666	2.451	2.117	1.905	2.519	3.381	4.034	3.484	3.158	3.781
Redemptions	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)	(1.697)	(1.630)	(1.545)	(1.741)	(2.237)
Net Money Market	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)	(0.043)
Transfers	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)	(0.060)	(0.049)
Net Flows	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331	1.841	1.347	1.452
Market	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810	(0.491)	0.919	1.948	0.817	2.699
Sale of Subsidiary/Transfer of Assets Under
Administration (1) (2)	-	-	-	-	-	(1.095)	(0.273)	(0.004)	-	-	-	-
Balance at End-of-Qtr	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673	$48.824

Institutional Fixed - Bal-Beg-of-Qtr	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042

Inflows	0.126	0.556	0.663	0.806	1.281	0.947	2.100	1.211	1.289	0.840	0.937	2.874
Withdrawals/Terminations	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)	(0.130)	(0.742)	(0.296)	(0.132)	(0.309)
Transfers	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001	0.000	0.001	0.001	(0.001)	0.009
Net Flows	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024	1.082	0.548	0.545	0.803	2.574
Market	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031	(0.040)	0.219	(0.095)	0.019	(0.087)
Sale of Subsidiary (2)	-	-	-	-	-	(3.124)	-	-	-	-	-	-
Balance at End-of-Qtr	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042	$15.529

Institutional Equity - Bal-Beg-of-Qtr	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379

Inflows	0.727	1.386	1.315	1.817	2.049	1.638	0.650	0.576	4.563	1.937	3.280	1.909
Withdrawals/Terminations	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)	(0.473)	(1.000)	(0.888)	(2.160)	(0.934)
Transfers	0.002	0.003	0.005	0.012	0.006	0.010	0.029	0.033	(0.003)	0.012	0.006	0.003
Net Flows	0.348	0.469	0.901	1.068	0.895	0.595	0.072	0.135	3.560	1.061	1.127	0.977
Market	3.339	0.932	3.413	0.798	0.280	0.196	1.120	(0.269)	0.365	1.225	0.492	1.313
Sale of Subsidiary (2)	-	-	-	-	-	(18.664)	-	-	-	-	-	-
Balance at End-of-Qtr	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379	$21.669

Total Institutional - Bal-Beg-of-Qtr	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420

Inflows	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852	2.777	4.217	4.783
Withdrawals/Terminations	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)	(0.603)	(1.742)	(1.183)	(2.292)	(1.243)
Transfers	0.005	0.003	0.005	0.017	0.008	0.011	0.030	0.033	(0.002)	0.012	0.005	0.012
Net Flows	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108	1.606	1.930	3.551
Market	3.546	0.926	3.576	0.834	0.009	0.535	1.151	(0.308)	0.584	1.130	0.511	1.226
Sale of Subsidiary (2)	-	-	-	-	-	(21.787)	-	-	-	-	-	-
Balance at End-of-Qtr	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420	$37.197

Total Retail/Inst - At End-of-Qtr	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093	$86.021

Insurance-related Assets-End-of-Qtr	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503	$44.483	$43.430

Total Retail/Inst - Net Flows	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265	$2.796	$6.439	$3.447	$3.277	$5.004

Total Assets Under Management
At End-of-Qtr	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009	$102.231	$111.182	$116.992	$121.576	$129.452

Subadvised Assets, included in Assets Under Management above
Retail	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905	$17.162	$19.127
Institutional	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641	4.782	5.274
Total Subadvised Assets	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545	$21.945	$24.400

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 31A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

3/31/2006											PAGE 31A
Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Retail Fixed - Bal-Beg-of-Qtr	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199

Fund Sales	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612	0.602	0.661	0.597
Redemptions	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)	(0.346)	(0.432)	(0.475)
Net Money Market	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)	(0.043)
Transfers	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)	0.023	(0.102)	0.034
Net Flows	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166	0.268	0.117	0.113
Market	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156	(0.030)	0.021	0.022
Transfer of Assets Under Administration (1)	-	-	-	-	-	(0.194)	(0.062)	(0.001)	-	-	-	-
Balance at End-of-Qtr	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823	$9.061	$9.199	$9.334

Retail Equity - Bal-Beg-of-Qtr	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474

Fund Sales	0.812	1.048	1.208	1.936	1.664	1.478	2.026	2.773	3.421	2.882	2.497	3.184
Redemptions	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)	(1.325)	(1.305)	(1.198)	(1.310)	(1.762)
Transfers	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049	(0.111)	0.042	(0.083)
Net Flows	0.214	0.462	0.606	0.956	0.641	0.490	1.036	1.265	2.166	1.573	1.229	1.339
Market	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685	(0.423)	0.763	1.979	0.796	2.677
Transfer of Assets Under Administration (1)	-	-	-	-	-	(0.582)	(0.211)	(0.003)	-	-	-	-
Balance at End-of-Qtr	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898	$33.449	$35.474	$39.490

Total Retail - Bal-Beg-of-Qtr	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673

Retail Sales-Annuities	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752	0.815	0.918
Retail Sales-Mutual Funds	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110	1.094
Retail Sales-Managed Acct. & Other	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232	1.769
Total Retail Sales	1.280	1.491	1.664	2.449	2.115	1.903	2.519	3.381	4.034	3.484	3.158	3.781
Redemptions	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)	(1.697)	(1.630)	(1.545)	(1.741)	(2.237)
Net Money Market	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)	(0.010)	(0.010)	(0.043)
Transfers	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)	(0.089)	(0.060)	(0.049)
Net Flows	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841	1.347	1.452
Market	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810	(0.491)	0.919	1.948	0.817	2.699
Transfer of Assets Under Administration (1)	-	-	-	-	-	(0.776)	(0.273)	(0.004)	-	-	-	-
Balance at End-of-Qtr	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720	$42.509	$44.673	$48.824

Institutional Fixed - Bal-Beg-of-Qtr	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042

Inflows	0.120	0.516	0.351	0.655	0.776	0.825	2.100	1.211	1.289	0.840	0.937	2.874
Withdrawals/Terminations	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)	(0.130)	(0.742)	(0.296)	(0.132)	(0.309)
Transfers	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001	0.000	0.001	0.001	(0.001)	0.009
Net Flows	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024	1.082	0.548	0.545	0.803	2.574
Market	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031	(0.040)	0.219	(0.095)	0.019	(0.087)
Balance at End-of-Qtr	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769	$12.219	$13.042	$15.529

Institutional Equity - Bal-Beg-of-Qtr	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379

Inflows	0.347	0.571	0.524	0.552	0.596	0.484	0.650	0.576	4.563	1.937	3.280	1.909
Withdrawals/Terminations	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)	(0.473)	(1.000)	(0.888)	(2.160)	(0.934)
Transfers	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029	0.033	(0.003)	0.012	0.006	0.003
Net Flows	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072	0.135	3.560	1.061	1.127	0.977
Market	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120	(0.269)	0.365	1.225	0.492	1.313
Balance at End-of-Qtr	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474	$17.760	$19.379	$21.669

Total Institutional - Bal-Beg-of-Qtr	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420

Inflows	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777	4.217	4.783
Withdrawals/Terminations	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)	(0.603)	(1.742)	(1.183)	(2.292)	(1.243)
Transfers	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030	0.033	(0.002)	0.012	0.005	0.012
Net Flows	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095	1.217	4.108	1.606	1.930	3.551
Market	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151	(0.308)	0.584	1.130	0.511	1.226
Balance at End-of-Qtr	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243	$29.979	$32.420	$37.197

Total Retail/Inst - At End-of-Qtr	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093	$86.021

Insurance-related Assets-End-of-Qtr	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219	$44.503	$44.483	$43.430

Total Retail/Inst - Net Flows	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265	$2.796	$6.439	$3.447	$3.277	$5.004

Total Assets Under Management
At End-of-Qtr	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009	$102.231	$111.182	$116.992	$121.576	$129.452

Subadvised Assets, included in Assets Under Management above
Retail	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712	$15.905	$17.162	$19.127
Institutional	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221	4.641	4.782	5.274
Total Subadvised Assets	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933	$20.545	$21.945	$24.400

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

3/31/2006					PAGE 32
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Year Ended December 31	2001	2002	2003	2004	2005

Operating Revenue
Premiums	$46.1	$50.6	$62.2	$70.3	$63.3
Mortality assessments	33.9	32.4	35.7	39.5	34.8
Expense assessments	134.8	105.3	93.9	103.9	111.5
Other revenue and fees	(1.4)	24.9	18.6	52.8	30.3
Net investment income	64.8	62.1	64.1	75.7	78.6
Total Operating Revenue	278.2	275.4	274.5	342.2	318.4

Operating Expenses
Benefits paid or provided	83.4	84.2	98.6	100.4	116.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	10.8	6.1	3.8	2.9	2.3
Operating and administrative expenses	82.5	77.0	78.3	81.0	98.3
Subtotal	93.2	83.1	82.1	83.9	100.6
DAC deferral net of amortization	31.7	46.5	39.1	72.8	45.1
VOBA amortization	22.5	30.8	(10.7)	18.1	(10.1)
Total underwriting, acquisition,
insurance and other expenses	147.4	160.5	110.4	174.8	135.7
Goodwill amortization	0.6	-	-	-	-
Total Operating Expenses	231.5	244.7	209.0	275.2	251.7

Operating income before federal taxes	46.8	30.7	65.5	67.0	66.7

Federal income taxes	(11.3)	(3.9)	21.9	23.4	23.4

Income from Operations	$58.1	$34.6	$43.6	$43.5	$43.4

Effective tax rate	(24.2%)	(12.8%)	33.4%	35.0%	35.0%

Average capital	$593.8	$549.9	$478.9	$435.4	$446.8
Return on average capital	9.8%	6.3%	9.1%	10.0%	9.7%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$587.3	$597.6	$620.6	$590.8
Deferral		3.4	3.5	6.3	2.8
Amortization		(50.0)	(42.5)	(79.1)	(47.9)
Included in Total Operating Expenses		(46.5)	(39.1)	(72.8)	(45.1)
Foreign currency translation adjustment		56.8	62.1	42.9	(59.5)
Balance at end of period		$597.6	$620.6	$590.8	$486.3

Roll Forward of Value of Business Acquired

Balance at beginning of period		$244.0	$237.3	$274.7	$276.2
Amortization		(30.8)	10.7	(18.1)	10.1
Foreign currency translation adjustment		24.1	26.7	19.6	(29.0)
Balance at end of period		$237.3	$274.7	$276.2	$257.2

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$417.6	$410.0	$428.2	$457.9	$437.5
Deferral	33.4	16.7	10.4	6.6	4.2
Amortization	(30.4)	(38.7)	(26.4)	(58.7)	(34.8)
Included in Income from Operations	3.0	(22.0)	(16.0)	(52.1)	(30.6)
Foreign currency translation adjustment	(10.6)	40.2	45.8	31.7	(43.9)
Balance at end of period	$410.0	$428.2	$457.9	$437.5	$363.1

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006									PAGE 33
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Operating Revenue
Premiums	$18.1	$19.6	$17.7	$14.9	$14.6	$16.4	$16.9	$15.4	$16.5
Mortality assessments	9.6	10.4	9.7	9.8	9.0	9.4	9.0	7.3	7.8
Expense assessments	24.2	24.4	27.0	28.3	26.6	27.9	27.9	29.1	25.7
Other revenue and fees	5.8	8.3	22.8	16.0	4.1	5.2	28.1	(7.1)	2.4
Net investment income	18.5	18.3	18.7	20.2	20.3	19.6	20.9	17.8	17.0
Total Operating Revenue	76.1	81.0	95.8	89.3	74.6	78.4	102.8	62.5	69.5

Operating Expenses
Benefits paid or provided	29.0	28.8	21.4	21.3	25.1	27.9	35.5	27.5	25.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	0.6	0.6	0.7	1.0	0.6	0.7	0.9	0.1	0.9
Operating and administrative expenses	23.0	22.3	21.6	14.1	25.4	23.8	24.9	24.2	22.7
Subtotal	23.5	22.9	22.4	15.1	25.9	24.5	25.8	24.3	23.6
DAC deferral net of amortization	11.0	12.6	27.2	21.9	7.1	8.4	37.0	(7.4)	3.5
VOBA amortization	3.0	0.1	9.4	5.6	1.0	1.7	(10.2)	(2.5)	0.5
Total underwriting, acquisition,
insurance and other expenses	37.6	35.7	59.0	42.5	34.0	34.7	52.7	14.3	27.6
Total Operating Expenses	66.6	64.5	80.3	63.8	59.2	62.6	88.1	41.8	52.9

Operating income before federal income taxes	9.5	16.5	15.5	25.5	15.5	15.9	14.7	20.7	16.5

Federal income taxes	3.3	5.8	5.4	8.9	5.4	5.6	5.1	7.2	5.8

Income from Operations	$6.2	$10.7	$10.1	$16.6	$10.0	$10.3	$9.6	$13.5	$10.7

Effective tax rate on
Income from Operations	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Average capital	$447.9	$421.2	$432.5	$439.9	$440.2	$446.4	$452.7	$447.8	$427.0
Return on average capital	5.5%	10.2%	9.3%	15.1%	9.1%	9.2%	8.4%	12.0%	10.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0	$492.0	$486.3
Deferral	1.5	1.8	1.4	1.6	0.7	0.7	0.7	0.7	0.5
Amortization	(12.5)	(14.4)	(28.6)	(23.5)	(7.8)	(9.1)	(37.7)	6.7	(4.0)
Included in Total Operating Expenses	(11.0)	(12.6)	(27.2)	(21.9)	(7.1)	(8.4)	(37.0)	7.4	(3.5)
Foreign currency translation adjustment	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)	(8.0)	(13.2)	5.1
Balance at end of period	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0	$492.0	$486.3	$487.9

Roll Forward of Value of Business Acquired

Balance at beginning of period	$276.1	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3	$261.5	$257.2
Amortization	(3.0)	(0.1)	(9.4)	(5.6)	(1.0)	(1.7)	10.2	2.5	(0.5)
Foreign currency translation adjustment	7.4	(3.7)	(1.1)	15.6	(3.3)	(14.8)	(4.1)	(6.9)	2.7
Balance at end of period	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3	$261.5	$257.2	$259.3

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8	$365.8	$363.1
Deferral	2.1	1.7	1.4	1.3	1.5	1.1	0.9	0.7	1.0
Amortization	(7.8)	(9.9)	(24.1)	(16.8)	(5.5)	(6.2)	(29.0)	6.0	(3.4)
Included in Income from Operations	(5.7)	(8.2)	(22.7)	(15.5)	(4.0)	(5.1)	(28.1)	6.7	(2.4)
Foreign currency translation adjustment	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)	(5.9)	(9.5)	3.8
Balance at end of period	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8	$365.8	$363.1	$364.5

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

3/31/2006									PAGE 34
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Unit Linked Assets - Beg-of-Year					$6.441	$5.607	$5.079	$6.390	$7.186

Deposits					0.481	0.453	0.392	0.378	0.389
Withdrawals (incl. chgs) & Deaths					(0.529)	(0.519)	(0.614)	(0.712)	(0.728)
Net Flows					(0.048)	(0.066)	(0.222)	(0.335)	(0.339)
Inv Inc & Chg in Mkt Val					(0.617)	(1.004)	0.918	0.648	1.243
Foreign Currency Adjustment					(0.169)	0.542	0.616	0.482	(0.770)
Unit Linked Assets - end of year					$5.607	$5.079	$6.390	$7.186	$7.320

Individual Life In-force					$20.878	$18.896	$20.393	$20.378	$17.521

Exchange Rate - Dollars to Pounds
For-the-Period					1.441	1.503	1.638	1.834	1.821
End-of-Period					1.456	1.610	1.786	1.919	1.719

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006

Unit Linked Assets
Balance-Beg-of-Quarter	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903	$7.180	$7.320

Deposits	0.083	0.085	0.102	0.108	0.075	0.070	0.088	0.156	0.069
Withdrawals (incl. chgs) & Deaths	(0.172)	(0.177)	(0.175)	(0.188)	(0.175)	(0.183)	(0.192)	(0.178)	(0.186)
Net Flows	(0.090)	(0.092)	(0.074)	(0.080)	(0.100)	(0.113)	(0.104)	(0.023)	(0.118)
Inv Inc & Chg in Mkt Val	0.020	0.127	0.091	0.411	0.171	0.233	0.492	0.347	0.479
Foreign Currency Adjustment	0.207	(0.087)	(0.025)	0.387	(0.085)	(0.390)	(0.111)	(0.184)	0.072
Unit Linked Assets - End-of-Quarter	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903	$7.180	$7.320	$7.754

Individual Life In-force	$20.522	$19.846	$19.380	$20.378	$19.820	$18.479	$18.175	$17.521	$17.744

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.836	1.814	1.813	1.875	1.904	1.855	1.779	1.747	1.754
End-of-Quarter	1.844	1.819	1.812	1.919	1.896	1.792	1.764	1.719	1.737

3/31/2006									PAGE 35
Other Operations
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Operating Revenue by Source:
Lincoln Financial Advisors					$360.7	$318.0	$316.9	$383.6	$514.0
Lincoln Financial Distributors					113.4	127.3	140.9	245.2	290.7
Total Distribution					474.0	445.4	457.8	628.8	804.7
Reinsurance					1,699.4	-	-	-	-
Amortization of deferred gain on indemnity reinsurance*					20.4	75.2	72.3	87.0	75.7
Other [Including
Consolidating Adjustments]					(377.9)	(165.6)	(245.8)	(380.7)	(528.3)
Total Operating Revenue					$1,815.9	$355.0	$284.2	$335.1	$352.1

Income (Loss) from Operations by Source:
Lincoln Financial Advisors					$(20.1)	$(31.4)	$(33.2)	$(17.8)	$(13.2)
Lincoln Financial Distributors					(33.2)	(35.2)	(33.4)	(23.7)	(22.8)
Total Distribution					(53.3)	(66.6)	(66.6)	(41.5)	(36.1)
Reinsurance					128.8	-	-	-	-
Amortization of deferred gain on indemnity reinsurance*					12.9	48.9	47.0	56.5	49.2
LNC Financing					(77.9)	(43.0)	(56.7)	(61.0)	(57.6)
Other Corporate (1)					(9.5)	3.5	(5.4)	(11.3)	46.3
Income (Loss) from Operations					$1.0	$(57.2)	$(81.8)	$(57.2)	$1.8

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2004	2004	2004	2004	2005	2005	2005	2005	2006

Operating Revenue by Source:
Lincoln Financial Advisors	$92.0	$96.0	$91.7	$103.9	$128.1	$125.2	$124.5	$136.2	$121.4
Lincoln Financial Distributors	57.5	58.4	59.9	69.4	63.5	68.9	73.2	85.1	72.4
Total Distribution	149.6	154.4	151.6	173.2	191.6	194.1	197.7	221.3	193.8
Amortization of deferred gain on
indemnity reinsurance*	17.9	17.9	32.1	19.1	18.9	18.9	18.9	18.9	18.8
Other [Including
Consolidating Adjustments]	(111.3)	(66.8)	(91.2)	(111.3)	(136.7)	(117.8)	(122.8)	(151.0)	(128.6)
Total Operating Revenue	$56.1	$105.5	$92.4	$81.1	$73.8	$95.2	$93.8	$89.2	$83.9

Income from Operations by Source:
Lincoln Financial Advisors	$(8.7)	$(5.3)	$(3.5)	$(0.3)	$(7.6)	$(4.4)	$(4.4)	$3.2	$(3.8)
Lincoln Financial Distributors	(4.6)	(6.4)	(6.3)	(6.3)	(6.0)	(5.4)	(7.9)	(3.5)	(6.0)
Total Distribution	(13.3)	(11.8)	(9.8)	(6.6)	(13.6)	(9.8)	(12.3)	(0.3)	(9.8)
Amortization of deferred gain on
indemnity reinsurance*	11.6	11.7	20.8	12.4	12.3	12.3	12.3	12.3	12.2
LNC Financing	(14.6)	(15.7)	(16.0)	(14.6)	(14.6)	(14.5)	(14.2)	(14.4)	(14.0)
Other Corporate (1)	(4.0)	(4.8)	(5.0)	2.5	4.7	21.1	11.3	9.1	(3.0)
Income(Loss) from Operations	$(20.3)	$(20.7)	$(9.9)	$(6.3)	$(11.3)	$9.2	$(2.9)	$6.7	$(14.6)

* Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(1) Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for the full year 2005 and $4.4 million in the 4th quarter of 2004.

3/31/2006									PAGE 36
Restructuring Charges (After-tax)
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Lincoln Retirement					$(1.3)	$(1.0)	$(13.1)	$(3.5)	$(11.3)
Life Insurance					(3.5)	-	(12.7)	(3.1)	(3.1)
Investment Management					(0.4)	0.3	(4.6)	(0.8)	0.2
Lincoln UK					-	1.7	-	-	-
Corporate & Other					(19.5)	1.1	(4.7)	(6.4)	(4.9)
Total					$(24.7)	$2.0	$(35.0)	$(13.9)	$(19.1)

For the Quarter Ended	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Lincoln Retirement	$(1.2)	$(1.2)	$(1.7)	$0.5	$(0.4)	$(10.0)	$(0.2)	$(0.7)	$(0.2)
Life Insurance	(1.8)	(0.4)	(0.6)	(0.4)	(0.6)	(2.4)	(0.1)	0.0	(0.0)
Investment Management	(1.0)	(0.0)	(0.0)	0.2	-	0.2	-	-	-
Lincoln UK	-	-	-	-	-	-	-	-	-
Corporate & Other	(3.6)	(1.9)	(0.7)	(0.3)	(0.2)	(2.8)	(1.5)	(0.4)	-
Total	$(7.5)	$(3.5)	$(2.9)	$(0.0)	$(1.3)	$(15.0)	$(1.8)	$(1.1)	$(0.2)

3/31/2006									PAGE 37
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

					2001	2002	2003	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities					$3.342	$3.672	$3.125	$3.110	$2.947
Lincoln Retirement - Variable Products(1)					3.067	2.743	3.119	5.910	7.362
Lincoln Retirement - Life Insurance					0.012	-	-	-	-
Life Insurance Segment - Life Insurance					1.934	2.138	2.259	2.243	2.240
Inv Mgmt - Annuities					1.701	2.751	2.151	2.757	2.957
Inv Mgmt - Mutual Funds					1.523	1.829	2.315	3.235	4.860
Inv Mgmt - Managed Acct. & Other					0.469	1.115	1.116	2.999	6.239
Consolidating Adjustments					(0.608)	(1.576)	(0.864)	(0.975)	(1.111)
Total Gross Retail Deposits					11.439	12.671	13.222	19.280	25.494

Investment Management Segment- Instit.					3.826	5.194	5.859	11.289	14.633
Consolidating Adjustments					(0.207)	(0.232)	(0.150)	(0.089)	(0.086)
Total Gross Deposits					$15.058	$17.634	$18.931	$30.479	$40.041

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities					$16.491	$18.085	$18.868	$19.268	$18.856
Lincoln Retirement - Variable Products(1)					34.638	27.438	35.786	43.223	51.373
Lincoln Retirement - Life Insurance					0.149	-	-	-	-
Life Insurance Segment - Life Insurance					11.377	12.086	13.420	14.382	15.368
Inv Mgmt - Annuities					11.835	9.981	12.691	14.494	16.103
Inv Mgmt - Mutual Funds					11.554	10.296	12.614	13.251	15.679
Inv Mgmt - Managed Acct. & Other					1.719	2.270	3.768	6.642	12.893
Consolidating Adjustments					(6.676)	(5.123)	(6.553)	(7.476)	(8.269)
Total Retail Account Balances					81.088	75.033	90.593	103.784	122.004

Investment Management Segment- Instit.					23.305	23.948	33.722	21.643	32.420
Consolidating Adjustments					(1.211)	(0.924)	(1.183)	(1.248)	(1.166)
Total Account Balances					$103.181	$98.057	$123.132	$124.179	$153.258

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2004	2004	2004	2004	2005	2005	2005	2005	2006
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718	$0.696	$0.693
Lincoln Retirement - Variable Products(1)	1.407	1.424	1.424	1.655	1.899	1.736	1.785	1.942	2.195
Life Insurance Segment - Life Insurance	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648	0.535
Inv Mgmt - Annuities	0.753	0.668	0.600	0.737	0.735	0.655	0.752	0.815	0.918
Inv Mgmt - Mutual Funds	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110	1.094
Inv Mgmt - Managed Acct. & Other	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232	1.769
Consolidating Adjustments	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)	(0.255)	(0.214)
Total Gross Retail Deposits	4.905	4.648	4.436	5.290	6.249	6.859	6.197	6.188	6.990

Investment Management Segment- Instit.	2.623	3.331	2.584	2.750	1.787	5.852	2.777	4.217	4.783
Consolidating Adjustments	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)	(0.020)	(0.032)
Total Gross Deposits	$7.509	$7.945	$6.988	$8.038	$8.021	$12.677	$8.958	$10.386	$11.740

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856	$18.628
Lincoln Retirement - Variable Products(1)	37.619	38.398	38.698	43.223	43.673	45.751	48.731	51.373	55.072
Life Insurance Segment - Life Insurance	13.606	13.770	13.912	14.382	14.466	14.691	15.001	15.368	15.655
Inv Mgmt - Annuities	13.294	13.355	13.074	14.494	14.356	14.844	15.658	16.103	17.136
Inv Mgmt - Mutual Funds	13.199	12.971	12.234	13.251	13.478	14.385	15.173	15.679	16.583
Inv Mgmt - Managed Acct. & Other	4.366	5.051	5.374	6.642	7.638	9.492	11.679	12.893	15.109
Consolidating Adjustments	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)	(8.269)	(8.855)
Total Retail Account Balances	94.133	95.860	95.393	103.784	104.936	110.278	117.337	122.004	129.328

Investment Management Segment- Instit.	36.216	38.268	18.396	21.643	22.551	27.243	29.979	32.420	37.197
Consolidating Adjustments	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)	(1.166)	(1.199)
Total Account Balances	$129.173	$132.961	$112.649	$124.179	$126.321	$136.323	$146.154	$153.258	$165.326

Total Domestic Net Flows
Unaudited [Billions of Dollars]

For the Year					2001	2002	2003	2004	2005

Lincoln Retirement(1)					$0.105	$0.453	$1.007	$2.922	$2.887
Life Insurance Segment					1.163	1.320	1.377	1.247	1.356
Investment Management Segment- Retail					(0.375)	0.806	1.271	3.136	7.098
Consolidating Adjustments					0.035	(0.082)	0.064	0.030	(0.133)
Total Retail Net Flows					0.927	2.496	3.719	7.335	11.207

Investment Management Segment- Institutional					(0.231)	2.106	2.478	7.178	8.861
Consolidating Adjustments					(0.015)	0.005	(0.002)	0.031	0.170
Total Net Flows					$0.681	$4.608	$6.195	$14.545	$20.238

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter	2004	2004	2004	2004	2005	2005	2005	2005	2006

Lincoln Retirement(1)	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633	$0.621	$0.858
Life Insurance Segment	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450	0.297
Investment Management Segment- Retail	0.969	0.617	0.381	1.170	1.579	2.331	1.841	1.347	1.452
Consolidating Adjustments	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)	(0.069)	0.057
Total Retail Net Flows	1.832	1.669	1.308	2.527	2.593	3.504	2.762	2.348	2.664

Investment Management Segment- Instit.	1.661	2.043	1.379	2.095	1.217	4.108	1.606	1.930	3.551
Consolidating Adjustments	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031	0.090	0.026
Total Net Flows	$3.530	$3.710	$2.682	$4.622	$3.851	$7.619	$4.399	$4.368	$6.241

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

3/31/2006											PAGE 37A
Consolidated Domestic Deposits/Account Balances (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

								2001	2002	2003	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities								$3.342	$3.672	$3.125	$3.110	$2.947
Lincoln Retirement - Variable Products(1)								3.067	2.743	3.119	5.910	7.362
Lincoln Retirement - Life Insurance								0.012	-	-	-	-
Life Insurance Segment - Life Insurance								1.934	2.138	2.259	2.243	2.240
Inv Mgmt - Annuities								1.701	2.456	2.140	2.752	2.957
Inv Mgmt - Mutual Funds								1.523	1.829	2.315	3.235	4.860
Inv Mgmt - Managed Acct. & Other								0.469	1.115	1.116	2.999	6.239
Consolidating Adjustments								(0.608)	(1.576)	(0.864)	(0.975)	(1.111)
Total Gross Retail Deposits								11.439	12.376	13.210	19.274	25.494

Investment Management Segment- Instit.								1.943	3.709	3.320	6.637	14.633
Consolidating Adjustments								(0.207)	(0.232)	(0.150)	(0.089)	(0.086)
Total Gross Deposits								$13.175	$13.175	$16.380	$25.822	$40.041

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities								$16.491	$18.085	$18.868	$19.268	$18.856
Lincoln Retirement - Variable Products(1)								34.638	27.438	35.786	43.223	51.373
Lincoln Retirement - Life Insurance								0.149	-	-	-	-
Life Insurance Segment - Life Insurance								11.377	12.086	13.420	14.382	15.368
Inv Mgmt - Annuities								11.835	9.688	12.368	14.494	16.103
Inv Mgmt - Mutual Funds								11.554	10.296	12.614	13.251	15.679
Inv Mgmt - Managed Acct. & Other								1.719	2.270	3.768	6.642	12.893
Consolidating Adjustments								(6.676)	(5.123)	(6.553)	(7.476)	(8.269)
Total Retail Account Balances								81.088	74.741	90.271	103.784	122.004

Investment Management Segment- Instit.								11.562	12.348	16.299	21.643	32.420
Consolidating Adjustments								(1.211)	(0.924)	(1.183)	(1.248)	(1.166)
Total Account Balances								$91.439	$86.165	$105.387	$124.179	$153.258

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793	$0.718	$0.696	$0.693
Lincoln Retirement - Variable Products(1)	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736	1.785	1.942	2.195
Life Insurance Segment - Life Insurance	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527	0.553	0.648	0.535
Inv Mgmt - Annuities	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655	0.752	0.815	0.918
Inv Mgmt - Mutual Funds	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255	1.159	1.110	1.094
Inv Mgmt - Managed Acct. & Other	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123	1.573	1.232	1.769
Consolidating Adjustments	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)	(0.343)	(0.255)	(0.214)
Total Gross Retail Deposits	2.958	3.367	4.010	4.903	4.646	4.435	5.290	6.249	6.859	6.197	6.188	6.990

Investment Management Segment- Instit.	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852	2.777	4.217	4.783
Consolidating Adjustments	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)	(0.017)	(0.020)	(0.032)
Total Gross Deposits	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038	$8.021	$12.677	$8.958	$10.386	$11.740

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141	$19.062	$18.856	$18.628
Lincoln Retirement - Variable Products(1)	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751	48.731	51.373	55.072
Life Insurance Segment - Life Insurance	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691	15.001	15.368	15.655
Inv Mgmt - Annuities	10.718	11.104	12.368	12.973	13.037	13.074	14.494	14.356	14.844	15.658	16.103	17.136
Inv Mgmt - Mutual Funds	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385	15.173	15.679	16.583
Inv Mgmt - Managed Acct. & Other	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492	11.679	12.893	15.109
Consolidating Adjustments	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)	(7.967)	(8.269)	(8.855)
Total Retail Account Balances	80.999	83.499	90.271	93.812	95.542	95.393	103.784	104.936	110.278	117.337	122.004	129.328

Investment Management Segment- Instit.	13.943	14.660	16.299	17.215	17.414	18.396	21.643	22.551	27.243	27.243	32.420	37.197
Consolidating Adjustments	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)	(1.163)	(1.166)	(1.199)
Total Account Balances	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179	$126.321	$136.323	$143.417	$153.258	$165.326

Total Domestic Net Flows (excluding Assets
Managed by Delaware's London-based International Investment Unit)

For the Year								2001	2002	2003	2004	2005

Lincoln Retirement(1)								0.105	0.453	1.007	2.922	2.887
Life Insurance Segment								1.163	1.320	1.377	1.247	1.356
Investment Management Segment- Retail								(0.375)	0.517	1.325	3.160	7.098
Consolidating Adjustments								0.035	(0.082)	0.064	0.030	(0.133)
Total Retail Net Flows								0.927	2.207	3.773	7.359	11.207

Investment Management Segment- Institutional								(0.925)	1.885	1.433	3.884	8.861
Consolidating Adjustments								(0.015)	0.005	(0.002)	0.031	0.170
Total Net Flows								$(0.013)	$4.097	$5.203	$11.274	$20.238

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Lincoln Retirement(1)	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857	$0.633	$0.621	$0.858
Life Insurance Segment	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309	0.337	0.450	0.297
Investment Management Segment- Retail	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331	1.841	1.347	1.452
Consolidating Adjustments	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006	(0.049)	(0.069)	0.057
Total Retail Net Flows	0.725	0.970	1.478	1.843	1.676	1.313	2.527	2.593	3.504	2.762	2.348	2.664

Investment Management Segment- Instit.	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095	1.217	4.108	1.606	1.930	3.551
Consolidating Adjustments	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008	0.031	0.090	0.026
Total Net Flows	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622	$3.851	$7.619	$4.399	$4.368	$6.241

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

3/31/2006									PAGE 38

Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale					$28.346	$32.767	$32.769	$34.701	$33.443
Equity securities - available for sale					0.470	0.337	0.199	0.161	0.145
Trading securities					-	-	3.120	3.237	3.246
Other investments					7.297	6.895	6.689	6.408	6.334
Total LNC Investments					36.113	40.000	42.778	44.507	43.168
Separate accounts					44.833	36.178	46.565	55.205	63.747
Cash and invested cash					3.095	1.691	1.711	1.662	2.312
Total LNC					84.042	77.869	91.054	101.374	109.227

Non-affiliate assets managed					38.421	38.052	49.587	42.966	62.491

Total Assets Managed					$122.463	$115.921	$140.641	$144.340	$171.718

Assets Managed by Advisor
Investment Management segment					$48.412	$46.495	$62.794	$56.029	$77.093
(See page 30 for additional detail)
DLIA-Corp					38.119	41.104	43.024	43.980	44.483
(Assets managed internally-see page 30)
Lincoln UK					6.847	6.351	7.668	8.599	8.562
Policy Loans (within business units)					1.940	1.946	1.924	1.871	1.862
Non-LNC Affiliates					27.145	20.026	25.231	33.862	39.718
Total Assets Managed					$122.463	$115.921	$140.641	$144.340	$171.718

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2004	2004	2004	2004	2005	2005	2005	2005	2006

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325	$33.443	$32.893
Equity securities - available for sale	0.198	0.183	0.178	0.161	0.155	0.155	0.152	0.145	0.176
Trading securities	3.191	3.088	3.224	3.237	3.207	3.345	3.287	3.246	3.190
Other investments	6.446	6.284	6.302	6.408	6.396	6.389	6.322	6.334	6.314
Total LNC Investments	43.502	42.362	43.927	44.507	43.982	44.863	44.085	43.168	42.573
Separate accounts	48.558	49.344	49.658	55.205	55.387	57.240	60.812	63.747	67.984
Cash and invested cash	2.256	2.214	1.996	1.662	1.499	1.659	1.602	2.312	1.974
Total LNC	94.315	93.920	95.580	101.374	100.868	103.762	106.498	109.227	112.531

Non-affiliate assets managed	54.977	57.361	37.060	42.966	44.618	52.199	58.473	62.491	70.428

Total Assets Managed	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972	$171.718	$182.959

Assets Managed by Advisor
Investment Management segment	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093	$86.021
(See page 31 for additional detail)
DLIA-Corp	44.006	42.528	44.047	43.980	44.210	45.219	44.503	44.483	43.430
(Assets managed internally-see page 31)
Lincoln UK	7.837	7.763	7.768	8.599	8.578	8.278	8.518	8.562	8.986
Policy Loans (within business units)	1.877	1.871	1.872	1.871	1.860	1.867	1.856	1.862	1.860
Non-LNC Affiliates	28.497	29.476	29.877	33.862	32.816	34.635	37.605	39.718	42.661
Total Assets Managed	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961	$164.972	$171.718	$182.959

3/31/2006											PAGE 38A

Consolidated Investment Data - Assets Managed (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

For the Year Ended December 31								2001	2002	2003	2004	2005
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale								$28.346	$32.767	$32.769	$34.701	$33.443
Equity securities - available for sale								0.470	0.337	0.199	0.161	0.145
Trading securities								-	-	3.120	3.237	3.246
Other investments								7.297	6.895	6.689	6.408	6.334
Total LNC Investments								36.113	40.000	42.778	44.507	43.168
Separate accounts								44.833	36.178	46.565	55.205	63.747
Cash and invested cash								3.095	1.691	1.711	1.662	2.312
Total LNC								84.042	77.869	91.054	101.374	109.227

Non-affiliate assets managed								26.679	26.159	31.842	42.966	62.491

Total Assets Managed								$110.721	$104.028	$122.896	$144.340	$171.718

Assets Managed by Advisor
Investment Management segment								$36.670	$34.602	$45.049	$56.029	$77.093
(See page 30A for additional detail)
DLIA-Corp								38.119	41.104	43.024	43.980	44.483
(Assets managed internally-see page 30A)
Lincoln UK								6.847	6.351	7.668	8.599	8.562
Policy Loans (within business units)								1.940	1.946	1.924	1.871	1.862
Non-LNC Affiliates								27.145	20.026	25.231	33.862	39.718
Total Assets Managed								$110.721	$104.028	$122.896	$144.340	$171.718

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975	$34.325	$33.443	$32.893
Equity securities - available for sale	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155	0.152	0.145	0.176
Trading securities	-	-	3.120	3.191	3.088	3.224	3.237	3.207	3.345	3.287	3.246	3.190
Other investments	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389	6.322	6.334	6.314
Total LNC Investments	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863	44.085	43.168	42.573
Separate accounts	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240	60.812	63.747	67.984
Cash and invested cash	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659	1.602	2.312	1.974
Total LNC	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762	106.498	109.227	112.531

Non-affiliate assets managed	29.216	30.463	31.842	35.655	36.190	37.060	42.966	44.618	52.199	58.473	62.491	70.428

Total Assets Managed	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972	$171.718	$182.959

Assets Managed by Advisor
Investment Management segment	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963	$72.488	$77.093	$86.021
(See page 31A for additional detail)
DLIA-Corp	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219	44.503	44.483	43.430
(Assets managed internally-see page 31A)
Lincoln UK	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278	8.518	8.562	8.986
Policy Loans (within business units)	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867	1.856	1.862	1.860
Non-LNC Affiliates	22.439	23.933	25.231	28.497	29.476	29.878	33.862	32.816	34.635	37.605	39.718	42.661
Total Assets Managed	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961	$164.972	$171.718	$182.959

NOTE: This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

3/31/2006									PAGE 39
Consolidated Investment Data
Unaudited [Millions of Dollars]

For the Year Ended December 31					2001	2002	2003	2004	2005

Net Investment Income

Fixed maturity AFS securities					$2,121.0	$2,117.0	$2,113.2	$2,005.7	$2,030.5
Equity AFS securities					17.6	15.4	12.3	10.9	9.6
Trading securities					-	-	46.5	193.5	193.7
Mortgage loans on real estate					374.5	356.8	338.3	350.1	287.6
Real estate					49.5	47.4	43.9	26.9	50.1
Policy loans					125.3	134.5	123.2	119.8	118.4
Invested cash					68.4	37.6	7.8	32.2	63.0
Other investments					69.4	16.3	48.8	55.3	61.1
Investment revenue					2,825.9	2,725.0	2,734.0	2,794.4	2,813.9
Investment expense					(117.1)	(93.1)	(95.4)	(90.3)	(111.6)

Net Investment Income					2,708.7	2,631.9	2,638.5	2,704.1	2,702.3

Gross-up of Tax Exempt Income					7.2	7.5	7.7	7.7	7.1
Adjusted Net Investment Income					$2,715.9	$2,639.4	$2,646.2	$2,711.8	$2,709.4

Mean Invested Assets (Amortized Cost)					$37,616.9	$38,828.5	$41,042.8	$43,216.4	$43,933.3

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets					7.22%	6.80%	6.45%	6.27%	6.17%

Investment Gains (Losses)

Realized Gains (Losses) on Investments					$(68.7)	$(177.2)	$(11.0)	$(30.0)	$(14.5)
Gains(Losses) on Derivatives					(4.9)	0.8	(1.6)	(7.4)	(0.0)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)					183.7	557.7	39.8	29.8	(326.3)
Incr (Decr) on Derivatives					21.4	24.4	(6.3)	(8.1)	(6.7)

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)					28.346	32.767	35.887	37.936	36.687
Fixed Maturity Sec (Amortized Cost)					27.956	31.103	33.743	35.692	35.348

Equity Securities (Fair Value)					0.470	0.337	0.201	0.163	0.147
Equity Securities (Amortized Cost)					0.444	0.334	0.176	0.148	0.139

% of AFS Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA					17.2%	20.1%	22.8%	23.5%	23.4%
AA or better					23.6%	25.8%	29.3%	29.9%	30.9%
BB or less					8.3%	6.6%	6.8%	7.0%	7.4%

	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2004	2004	2004	2004	2005	2005	2005	2005	2006

Net Investment Income

Fixed maturity AFS securities	$493.0	$496.4	$501.5	$514.8	$505.1	$509.8	$505.7	$509.7	$513.7
Equity AFS securities	2.4	2.0	2.2	4.4	1.8	2.0	2.4	3.3	2.1
Trading securities	47.5	48.6	47.7	49.7	47.6	48.8	48.6	48.7	49.7
Mortgage loans on real estate	100.4	92.1	83.8	73.8	70.9	70.7	70.9	75.1	67.2
Real estate	7.6	5.9	8.0	5.4	4.3	31.7	8.5	5.6	9.1
Policy loans	29.2	29.6	29.7	31.3	29.6	29.8	29.8	29.2	29.7
Invested cash	3.5	5.2	5.6	17.9	12.7	14.0	17.0	19.2	22.8
Other investments	15.0	23.8	14.0	2.4	13.5	24.2	16.4	7.0	14.6
Investment revenue	698.6	703.6	692.4	699.8	685.6	731.1	699.3	697.9	708.8
Investment expense	(21.0)	(20.5)	(23.0)	(25.7)	(25.8)	(27.5)	(28.5)	(29.8)	(30.4)

Net Investment Income	677.5	683.1	669.4	674.1	659.8	703.6	670.8	668.1	678.3

Gross-up of Tax Exempt Income	1.7	1.6	1.7	2.6	1.6	1.6	1.8	2.1	1.5
Adjusted Net Invest Income	$679.3	$684.8	$671.1	$676.6	$661.4	$705.2	$672.6	$670.2	$679.9

Mean Invested Assets (Amortized Cost)	$42,615.7	$42,987.4	$43,499.3	$43,763.4	$43,851.9	$43,806.2	$44,040.1	$44,035.2	$44,363.6

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.38%	6.37%	6.17%	6.18%	6.03%	6.44%	6.11%	6.09%	6.13%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	(7.9)	(11.6)	(14.5)	3.9	(6.0)	(0.2)	(2.0)	(6.2)	(7.2)
Gains (Losses) on Derivatives	(2.5)	(1.8)	(3.4)	0.3	1.4	(2.5)	0.9	0.1	2.7

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	244.9	(626.0)	368.1	42.8	(240.0)	268.4	(282.2)	(72.4)	(276.4)
Incr (Decr) on Derivatives	6.9	(10.5)	1.3	(5.8)	(6.3)	4.2	(3.0)	(1.5)	27.8

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	36.856	35.894	37.444	37.936	37.429	38.318	37.610	36.687	36.081
Fixed Maturity Sec (Amortized Cost)	34.031	34.648	35.256	35.692	35.849	35.977	36.049	35.348	35.497

Equity Securities (Fair Value)	0.200	0.185	0.180	0.163	0.157	0.157	0.154	0.147	0.178
Equity Securities (Amortized Cost)	0.171	0.162	0.156	0.148	0.145	0.144	0.141	0.139	0.160

% of AFS Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	23.4%	23.3%	23.6%	23.5%	24.4%	24.8%	24.5%	23.4%	23.4%
AA or better	29.6%	29.5%	29.7%	29.9%	32.2%	32.1%	31.9%	30.9%	31.0%
BB or less	6.9%	7.1%	6.9%	7.0%	6.2%	6.5%	7.3%	7.4%	7.5%

3/31/2006											PAGE 40

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31		1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Common Stock [1]

Highest Price		$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380	$54.410
Lowest Price		17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730	40.060	41.590
Closing Price		26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	40.370	46.680	53.030

Dividend Payout Ratio [2]		39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%	32.2%
Yield [3]		3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%	3.1%	2.8%

Preferred Stock Dividend (Millions)		$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052	$0.048

Debt: (End of Period)

Senior Debt Ratings
A.M. Best							a	a	a	a-	a-	a-
Fitch		AA-	AA-	AA-	A+	A+	A+	A+	A	A	A	A
Moody's		A2	A2	A2	A2	A2	A3	A3	A3	A3	A3	A3
Standard & Poors		A	A	A	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best		A+	A+	A+	A	A	A	A	A+	A+	A+	A+
Lincoln Life - Fitch		AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's		Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*		A+	A+	A+	A	A	A	A	A+	A+	A+	A+
First Penn - Fitch				AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
First Penn - Moody's				A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*		AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*			A+	A+	A	A	A	A	A+	A+	A+	A+
LLA of New York - Fitch*				AA+	AA+	AA+	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's			A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*			AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]		22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%	17.6%
Debt to Equity [4]		29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%	21.3%

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar
For the Quarter Ended	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006

Common Stock:
Highest Price	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420	$47.770	$52.420	$54.410	$57.970
Lowest Price	27.870	34.630	35.410	40.060	43.260	41.900	40.790	44.360	41.590	46.590	46.940	52.000
Closing Price	35.630	35.380	40.370	47.320	47.250	47.000	46.680	45.140	46.920	52.020	53.030	54.590

Yield [3]	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%	3.2%	3.1%	2.8%	2.9%	2.8%

Preferred Stock Dividend	$0.014	$0.016	$0.014	$0.013	$0.013	$0.013	$0.013	$0.012	$0.012	$0.012	$0.012	$0.011
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a-	a-	a-	a-	a-	a-	a-	a-	a-	a- (5)
Fitch	A	A	A	A	A	A	A	A	A	A	A	A
Moody's	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard & Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A- (5)

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA- (6)
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1 (7)
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA- (7)

Ratios
Debt to Total Capitalization [4]	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%	20.3%	19.9%	18.6%	17.6%	15.9%
Debt to Equity [4]	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%	25.5%	24.8%	22.9%	21.3%	18.9%

* Rating based on affiliation with Lincoln Life

[1] Stock prices include the 2-for-1split in June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.

(5) On April 3, 2006, the A.M. Best and Standard & Poor's Senior Debt ratings improved to "a" and "A+," respectively.
(6) On April 3, 2006, the Lincoln Life Standard & Poor's rating improved to "AA."
(7) On April 3, 2006, the LLA of New York Moody's and Standard & Poor's ratings improved to "Aa3" and "AA," respectively.

3/31/2006		PAGE 41

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
Unaudited Millions of Dollars

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount

NET INCOME BY SOURCES
Individual Products	$74.3	$84.3
Annuity and Investment Products	24.7	21.7
Benefit Partners	29.5	33.8
Communications	11.2	11.0
Corporate and Other	3.2	6.9
Total reportable segment results	142.9	157.7
Realized investment gains (losses), net of taxes	(4.6)	3.5
Net income	$138.3	$161.2

PERFORMANCE RATIOS (Annualized)
Return on average equity (1)	16.0%	19.2%

(1) Calculated as total reportable segment results divided by average equity (excluding accumulated other comprehensive income).

Net income for the three months ended March 31, 2006 includes after-tax expenses of $5 million from the implementation of Statement of Financial Accounting Standards No. 123R "Share Based Payment" and a $7 million favorable tax adjustment. Jefferson Pilot previously used the intrinsic value method under Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" to account for stock options granted to employees and directors and recognized no expense. Refer to the Notes to Financial Statement to the Jefferson-Pilot Corporation March 31, 2006 Consolidated Financial Statements included in our Current Report on Form 8-K filed May 2, 2006. The favorable tax adjustment results from resolution with the Internal Revenue Service of the 2000 through 2003 Federal income tax examination.

Net income for the three months ended March 31, 2005 includes a $19 million favorable after-tax adjustment from management actions to reduce bonuses on certain older in-force universal life insurance policies. Also included in first quarter 2005 net income are favorable after-tax adjustments of approximately $13 million that reflect Benefit Partners' active management and administrative streamlining of the acquired Canadian Life block, as well as quite favorable loss experience across all blocks.

3/31/2006		PAGE 42

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
PERFORMANCE MEASURES
Unaudited Millions of Dollars

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount
INDIVIDUAL PRODUCTS
Annualized life insurance premium sales:
Individual Markets excluding Community Banks and BOLI	$52.1	$57.2
Community Banks and BOLI	0.6	0.1
	$52.7	$57.3

Average UL policyholder fund balances	$11,898.0	$11,410.3
Average VUL separate account assets	1,866.9	1,663.3
	$13,764.9	$13,073.6

Average face amount of insurance in force:
Total	$169,188.0	$165,929.0
UL-Type Contracts	$131,507.0	$128,397.0

Average assets	$19,815.3	$18,870.5

ANNUITY AND INVESTMENT PRODUCTS
Fixed annuity premium sales	$220.2	$244.3
Variable annuity premium sales	0.1	0.1
Total	$220.3	$244.4

Investment product sales	$1,665.0	$1,297.0

Average fixed policyholder fund balances	$9,385.4	$9,445.5
Average separate account policyholder fund balances	268.5	311.9
Average funding agreement balances	300.0	-
	$9,953.9	$9,757.4

Effective investment spreads for fixed annuities and funding agreements	2.03%	2.13%
Effective investment spreads for fixed annuities and funding agreements, excluding gross FAS 133 impact	1.78%	1.85%

FAS 133 adjustment, net of DAC effect and income taxes	$1.9	$2.5

Fixed annuity surrenders as a % of beginning fund balance	19.1%	12.4%

Fixed annuity general and administrative expenses as a % of average invested assets	0.23%	0.17%

Average assets	$10,730.8	$10,523.5

BENEFIT PARTNERS
Life, Disability and Dental annualized sales	$64.0	$70.5

Premiums and other considerations:
Life	$117.2	$108.4
Disability	134.0	117.1
Dental	32.8	32.0
Other	35.0	32.0
Total	$319.0	$289.5

Loss ratios:
Life	71.6%	59.6%
Disability	63.0%	60.2%
Dental	78.7%	78.9%
Combined	68.4%	62.3%

Gross general and administrative expenses as a % of premium income	10.1%	9.3%
Total expenses as a % of premium income	24.4%	25.3%

3/31/2006		PAGE 43

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
Unaudited Millions of Dollars

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount

REVENUE
Premiums and other considerations	$364.4	$331.3
Universal life and investment product charges	197.1	199.7
Net investment income	438.1	408.3
Realized investment gains (losses)	(7.1)	5.5
Communications sales	61.4	60.5
Broker-dealer concessions and other	35.6	31.9
Total revenue	1,089.5	1,037.2

BENEFITS AND EXPENSES
Insurance and annuity benefits	612.9	537.4
Insurance commissions, net of deferrals	69.6	65.6
General and administrative expenses, net of deferrals	54.1	38.6
Insurance taxes, licenses and fees	23.3	22.7
Amortization of policy acquisition costs and
value of business acquired	79.2	77.9
Interest expense	16.6	13.8
Communications operations	38.8	37.8
Total benefits and expenses	894.5	793.8

Income before income taxes	195.0	243.4
Income taxes	56.7	82.2
Net income	$138.3	$161.2

3/31/06									PAGE 44

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
Unaudited Millions of Dollars

	For the Quarter Ended
	Mar	Dec	Sep	Jun	Mar	Dec	Sep	Jun	Mar
	2006	2005	2005	2005	2005	2004	2004	2004	2004
REVENUE
Premiums and other considerations	$364.4	$341.1	$330.8	$352.5	$331.3	$332.9	$327.6	$352.3	$279.8
UL & Investment product charges	197.1	197.8	194.5	191.2	199.7	188.2	179.1	183.6	181.6
Net investment income	438.1	428.9	428.8	424.5	408.3	445.3	406.6	413.2	406.5
Realized investment gains (losses)	(7.1)	8.6	(7.4)	4.5	5.5	3.6	3.5	10.2	23.5
Communications sales	61.4	69.3	59.2	57.2	60.5	68.0	58.1	56.5	58.1
Broker-dealer concessions and other	35.6	34.5	33.2	33.4	31.9	30.1	27.2	31.5	35.4
Total revenue	1,089.5	1,080.2	1,039.1	1,063.2	1,037.2	1,068.1	1,002.1	1,047.2	984.8

BENEFITS AND EXPENSES
Insurance and annuity benefits	612.9	597.8	580.9	601.4	537.4	586.1	574.3	585.3	541.0
Insurance commissions, net of deferrals	69.6	65.3	64.9	67.1	65.6	61.3	62.0	67.4	59.7
General and administrative expenses, net of deferrals	54.1	43.4	47.6	47.6	38.6	49.9	48.1	47.4	37.6
Insurance taxes, licenses and fees	23.3	18.0	20.9	20.0	22.7	19.9	16.4	19.7	17.4
Amortization of policy acquisition costs and
value of business acquired	79.2	79.8	82.1	78.2	77.9	89.3	56.5	74.9	66.8
Interest expense	16.6	16.4	15.1	14.8	13.8	13.2	12.5	11.7	10.7
Communications operations	38.8	36.2	32.2	29.4	37.8	36.2	30.8	29.3	36.7
Total benefits and expenses	894.5	857.0	843.8	858.5	793.8	855.8	800.6	835.6	769.9

Income before taxes	195.0	223.2	195.3	204.7	243.4	212.2	201.5	211.6	214.9
Income taxes	56.7	73.5	64.5	67.9	82.2	66.6	67.7	69.5	73.7
Cumulative effect of change in accounting for long-duration contracts,
net of taxes	-	-	-	-	-	-	-	-	(16.6)
Net Income	$138.3	$149.7	$130.9	$136.8	$161.2	$145.7	$133.8	$142.0	$124.6

QUARTERLY RETURN ON EQUITY	16.0%	16.9%	16.2%	16.1%	19.2%	17.9%	16.9%	17.4%	16.2%

3/31/2006		PAGE 45

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
Unaudited Millions of Dollars

	For the Quarter Ended March 31
	2006	2005
	Amount	Amount

ASSETS
Cash and investments	$27,558.1	$28,140.6
Accrued investment income	354.8	345.0
Due from reinsurers	1,295.8	1,317.9
Deferred policy acquisition costs	2,491.7	2,346.0
Value of business acquired	495.2	476.0
Goodwill	311.9	311.9
Other assets	671.9	673.3
Assets held in separate accounts	2,573.7	2,467.6
Total assets	$35,753.1	$36,078.3

LIABILITIES
Policy liabilities	$27,119.6	$27,092.2
Debt:
Commercial paper borrowings	-	260.3
Obligations under repurchase agreements	432.4	451.6
Notes payable	599.7	599.7
Junior subordinated debentures	309.3	309.3
Income tax liabilities	456.9	537.7
Accounts payable, accruals and other liabilities	393.9	443.0
Liabilities related to separate accounts	2,573.7	2,467.6
Total liabilities	31,885.5	32,161.4

STOCKHOLDERS' EQUITY
Common stock and paid in capital	232.0	185.8
Retained earnings	3,431.5	3,293.3
Accumulated other comprehensive income:
Net unrealized gains:
Bonds, net of DAC, VOBA and taxes	(57.5)	178.4
Equities, net of taxes	274.4	272.0
Other	(12.8)	(12.6)
Total accumulated other comprehensive income	204.1	437.8
Total stockholders' equity	3,867.6	3,916.9

Total liabilities and stockholders' equity	$35,753.1	$36,078.3

3/31/06									PAGE 46

JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
Unaudited Millions of Dollars

	For the Quarter Ended
	Mar	Dec	Sep	Jun	Mar	Dec	Sep	Jun	Mar
	2006	2005	2005	2005	2005	2004	2004	2004	2004
ASSETS
Cash and investments	$27,558.1	$28,140.6	$28,073.9	$28,346.6	$27,599.3	$27,655.0	$27,393.0	$26,583.7	$27,156.2
Accrued investment income	354.8	345.0	355.4	348.4	355.2	341.6	350.2	338.6	337.5
Due from reinsurers	1,295.8	1,317.9	1,305.3	1,313.8	1,321.7	1,341.4	1,333.2	1,355.9	1,321.7
Deferred policy acquisition costs	2,491.7	2,346.0	2,240.9	2,058.7	2,090.8	1,957.8	1,932.0	1,978.4	1,745.4
Value of business acquired	495.2	476.0	463.0	440.6	485.9	472.2	454.1	507.4	449.4
Goodwill, net	311.9	311.9	311.9	311.9	311.9	311.9	311.9	311.9	311.9
Other assets	671.9	673.3	659.2	653.8	661.9	651.6	679.1	685.2	633.4
Separate account assets	2,573.7	2,467.6	2,431.4	2,354.4	2,324.3	2,373.4	2,192.3	2,234.4	2,228.7
Total Assets	$35,753.1	$36,078.3	$35,841.1	$35,828.2	$35,151.1	$35,104.8	$34,645.7	$33,995.6	$34,184.4

LIABILITIES
Policy liabilities	$27,119.6	$27,092.2	$26,905.2	$26,807.4	$26,347.3	$26,165.9	$25,958.5	$25,711.9	$25,317.0
Debt:
Commercial paper borrowings	-	260.3	224.0	197.6	154.3	187.7	174.1	187.3	154.0
Long-term notes payable	599.7	599.7	599.7	599.7	599.7	599.6	599.6	599.6	599.6
Obligations under repurchase agreements	432.4	451.6	499.5	401.0	537.5	468.3	494.5	509.4	454.0
Junior subordinated debentures	309.3	309.3	309.3	309.3	309.3	309.3	309.3	309.3	309.3
Income tax liabilities	456.9	537.7	531.7	151.6	594.2	619.9	629.5	476.6	615.1
Accrued expenses and other liabilities	393.9	443.0	482.0	444.7	453.2	446.9	458.9	447.2	536.6
Separate account liabilities	2,573.7	2,467.6	2,431.4	2,354.4	2,324.3	2,373.4	2,192.3	2,234.4	2,228.7
Total Liabilities	31,885.5	32,161.4	31,982.9	31,265.6	31,319.8	31,170.9	30,816.7	30,475.8	30,214.2

STOCKHOLDERS' EQUITY
Common stock and paid in capital	232.0	185.8	168.3	167.9	170.5	180.6	172.4	170.6	174.8
Retained earnings	3,431.5	3,293.3	3,200.0	3,163.9	3,150.8	3,070.5	2,976.9	2,898.7	2,966.5
Accumulated other comprehensive income -
primarily net unrealized gains on securities	204.1	437.8	489.9	728.7	510.0	682.8	679.7	450.5	828.9
Total Stockholders' Equity	3,867.6	3,916.9	3,858.2	4,060.5	3,831.3	3,933.9	3,829.0	3,519.8	3,970.2

Total Liabilities and Stockholders' Equity	$35,753.1	$36,078.3	$35,841.1	$35,326.1	$35,151.1	$35,104.8	$34,645.7	$33,995.6	$34,184.4

COMPONENTS OF EQUITY
Common stock and paid in capital	$232.0	$185.8	$168.3	$167.9	$170.5	$180.6	$172.4	$170.6	$174.8
Retained earnings	3,431.5	3,293.3	3,200.0	3,163.9	3,150.8	3,070.5	2,976.9	2,898.7	2,966.5
Accumulated other comprehensive income
Net unrealized gains
Bonds, net of DAC, VOBA and taxes	(57.5)	178.4	246.3	458.8	260.0	402.5	411.7	185.1	545.3
Equities, net of taxes	274.4	272.0	254.6	281.6	260.8	289.9	268.0	265.3	283.6
Other	(12.8)	(12.6)	(11.0)	(11.7)	(10.8)	(9.7)	-	-	-
Total accumulated other comprehensive income	204.1	437.8	489.9	728.7	510.0	682.8	679.7	450.5	828.9
Stockholders' equity	$3,867.6	$3,916.9	$3,858.2	$4,060.5	$3,831.3	$3,933.9	$3,829.0	$3,519.8	$3,970.2